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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dear Stockholder:

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of Behringer Harvard Opportunity REIT I, Inc. (the "Company," "we," "our," or "us") to be held on January 23, 2017, at 9:00 a.m. local time at the Conference Center at 14675 Dallas Parkway, 7th Floor, Addison, Texas 75001.

        At the Annual Meeting, we will be seeking your approval of: (i) a plan of complete liquidation and dissolution of the Company (the "Plan of Liquidation Proposal "); (ii) certain amendments to our charter (collectively, the "Charter Amendment Proposals"); (iii) the adjournment of the Annual Meeting (even if a quorum is present) to solicit additional votes to approve the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there are not sufficient votes in favor of any of the proposals (the "Adjournment Proposal"); (iv) the election of four directors; and (v) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.

        The plan of complete liquidation and dissolution of the Company (the "Plan of Liquidation") was approved by our board of directors and a special committee composed of all of our independent directors after the special committee engaged Robert W. Baird & Co., Inc., an independent investment banking firm, to assist the committee in evaluating strategic alternatives for the Company and after we engaged Capright Property Advisors, LLC ("Capright"), an independent appraisal firm, in connection with the valuation of our shares. Pursuant to the Plan of Liquidation we would sell our assets, pay our debts and distribute the net proceeds from liquidation to our stockholders.

        The special committee, as well as our board of directors, have carefully reviewed and considered the alternatives reasonably available to us, as well as the estimated range of values per share to be received by our stockholders in a liquidation pursuant to the Plan of Liquidation and the types of transactions contemplated by the Plan of Liquidation. Our board of directors and the special committee unanimously determined that a planned liquidation pursuant to the Plan of Liquidation, as more fully described in the attached proxy statement, will be more likely to maximize stockholder value within a reasonable period of time than would otherwise occur through other alternatives reasonably available to us. Our board of directors and the special committee each also determined that the terms of the Plan of Liquidation are fair to you, advisable and in the best interests of the Company and unanimously approved the sale of all of our assets and our dissolution in accordance with the Plan of Liquidation, pending your approval. Accordingly, our board of directors and the special committee each unanimously recommend that you vote FOR approval of the Plan of Liquidation Proposal.

        In reaching these conclusions and their decision to recommend approval of the Plan of Liquidation Proposal to our stockholders at this time, our board of directors and the special committee each considered a number of factors, each of which is discussed in more detail in the attached proxy statement, that we believe have made the liquidation of our assets desirable at this time. Capright provided to the board of directors an opinion dated August 31, 2016, as to the estimated range of values per share to be received by the Company's stockholders in connection with the Plan of Liquidation. Capright estimates that if the Plan of Liquidation Proposal is approved and we are successfully able to implement the plan, our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share.

        We cannot complete the sale of all of our assets and the dissolution pursuant to the Plan of Liquidation unless you approve the Plan of Liquidation Proposal. The Plan of Liquidation will not become effective without the affirmative vote of the holders of at least a majority of the shares of our common stock then outstanding and entitled to vote on the Plan of Liquidation Proposal.

        The board of directors also recommends that you vote FOR each of the Charter Amendment Proposals, FOR the Adjournment Proposal, FOR ALL of the nominated directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.

        You are encouraged to review carefully the enclosed proxy statement, as it explains the reasons for the proposals to be voted on at the Annual Meeting and contains other important information, including a copy of the Plan of Liquidation attached as Appendix A. In particular, please review the matters referred to under "Risk Factors" beginning on page 11 for a discussion of the risks related to our proposed liquidation.

        Your vote is very important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the pre-addressed, postage-paid envelope provided or submit your proxy by telephone or the Internet as soon as possible. If you are a beneficial owner of shares held in a broker account, you should instruct your broker how to vote in accordance with your voting instruction card. If you fail to vote by proxy or in person or fail to instruct your broker on how to vote, it will have the same effect as a vote "AGAINST" the Plan of Liquidation Proposal, "AGAINST" each of the Charter Amendment Proposals and "AGAINST" the proposal to elect our directors.

Sincerely,

Thomas P. Kennedy	Steven J. Kaplan
President	Non-Executive Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved the transactions described in this proxy statement, or determined if this proxy statement is accurate or adequate. Any representation to the contrary is a criminal offense.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 23, 2017

TIME AND DATE:	9:00 a.m. local time on Monday, January 23, 2017.
PLACE:	Conference Center 14675 Dallas Parkway, 7th Floor Addison, Texas 75001
Directions to the Annual Meeting can be obtained by calling the Shareholder Services Department at (866) 655-3650.
ITEMS OF BUSINESS:	(1)

To consider and vote upon the plan of liquidation and dissolution (the "Plan of Liquidation") of Behringer Harvard Opportunity REIT I,  Inc. (the "Company"), including the sale of all of our assets and dissolution of the Company contemplated thereby (the "Plan of Liquidation Proposal").

	(2)	To approve three proposals to amend our charter (together, the "Charter Amendment Proposals"):
		A.	An amendment to exclude the distribution of interests in a liquidating trust from the definition of a "roll-up transaction" (the "Roll-up Definition Proposal").
		B.	An amendment to eliminate the requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year (the "Reporting Proposal").
		C.	An amendment to remove the quorum requirement (the "Quorum Proposal").
(3)

To consider and vote upon the adjournment of the Annual Meeting (even if a quorum is present) to solicit additional votes to approve the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there are not sufficient votes in favor of any of the proposals (the "Adjournment Proposal").

	(4)	To elect four individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.
	(5)	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.
	(6)	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The board of directors has unanimously approved the Plan of Liquidation, including the sale of all of our assets and dissolution of the Company, and recommends that you vote FOR the approval of the Plan of Liquidation Proposal, FOR the approval of each of the Charter Amendment Proposals, FOR the approval of the Adjournment Proposal, FOR ALL of the nominated directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. The proposals are described in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

RECORD DATE:	You may vote if you were a stockholder of record as of the close of business on October 27, 2016.
ANNUAL REPORT:	This proxy statement, proxy card and our 2015 Annual Report to stockholders are being mailed to you on or about November 10, 2016.
IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:	This proxy statement, a form of proxy card and our 2015 Annual Report to Stockholders are available online at www.proxyvote.com.
PROXY VOTING:

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy as soon as possible. You may submit your proxy for the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed, postage-paid envelope provided or by telephone or the Internet. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card.

By Order of the Board of Directors,

Terri Warren Reynolds
Senior Vice President—Legal, General Counsel, and Secretary

November 1, 2016

i

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
15601 Dallas Parkway, Suite 600
Addison, Texas 75001

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 23, 2017

 SUMMARY

        We are providing these proxy materials in connection with the solicitation by the board of directors of Behringer Harvard Opportunity REIT I, Inc. (the "Company" or "us"), a Maryland corporation, of proxies for use at the 2016 Annual Meeting of Stockholders (the "Annual Meeting") to be held on January 23, 2017, at 9:00 a.m. local time at the Conference Center at 14675 Dallas Parkway, 7th Floor, Addison, Texas 75001 and at any adjournments or postponements thereof for the purposes set forth in the accompanying Notice of 2016 Annual Meeting of Stockholders.

        This proxy statement, which includes the Notice of 2016 Annual Meeting of Stockholders, the accompanying form of proxy and voting instructions, as well as our 2015 Annual Report to Stockholders, are first being mailed or given to stockholders on or about November 10, 2016.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING,
VOTING AND THE PLAN OF LIQUIDATION

The following are some questions that you, as a stockholder of the Company, may have regarding the Annual Meeting, voting and the plan of liquidation and dissolution of the Company (the "Plan of Liquidation") and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the Annual Meeting. Additional important information is also contained in the appendices to, and the documents incorporated by reference in, this proxy statement.

Questions about the proxy materials, the Annual Meeting and voting.

Q.
What is the date of the Annual Meeting and where will it be held?

A.
The Annual Meeting will be held on January 23, 2017, at 9:00 a.m. local time at the Conference Center at 14675 Dallas Parkway, 7th Floor, Addison, Texas 75001.

Q.
Why did you send me these materials?

A.
We sent you this proxy statement and the enclosed proxy card because the board of directors is soliciting your proxy to vote your shares at the Annual Meeting. Because you owned shares of record at the close of business on October 27, 2016, the record date for the Annual Meeting, you are entitled to vote at the Annual Meeting.

Q.
How can I access the 2015 Annual Report to Stockholders?

A.
Our Annual Report for the year ended December 31, 2015 (the "Annual Report"), including a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission (the "SEC"), is enclosed with this proxy statement.

Our Annual Report on Form 10-K, as filed with the SEC, may be accessed online through www.proxyvote.com or through the SEC's website at www.sec.gov. In addition, you may request a copy of our Annual Report by writing or telephoning us at the following address: 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3650. If requested by stockholders, we will also provide copies of exhibits to our Annual Report on Form 10-K for a reasonable fee.

Q.
Who is entitled to vote at the Annual Meeting?

A.
Anyone who is a stockholder of record at the close of business on October 27, 2016 (the "Record Date"), or who holds a valid proxy for the Annual Meeting, is entitled to receive the accompanying notice and to vote their shares at the Annual Meeting. As of the Record Date, there were 56,500,472 shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Q.
What constitutes at quorum?

A.
If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum. A stockholder may withhold his or her vote in the election of directors or abstain with respect to each other item submitted for stockholder approval. Withheld votes, abstentions, and broker non-votes (discussed below) will be counted as present for purposes of determining the existence of a quorum.

Q.
What may I vote on?

A.
You may vote on the following five proposals:

•
Proposal No. 1: Approval of the plan of liquidation and dissolution of the Company (the "Plan of Liquidation"), including the sale of all of our assets and dissolution of the Company contemplated thereby (the "Plan of Liquidation Proposal").

•
Proposal No. 2: Approval of three proposals to amend our charter: (a) an amendment to exclude the distribution of interests in a liquidating trust from the definition of a "roll-up transaction" (the "Roll-up Definition Proposal"); (b) an amendment to eliminate the requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year (the "Reporting Proposal"); and (c) an amendment to remove the quorum requirement (the "Quorum Proposal" and, together with the Roll-up Definition Proposal and the Reporting Proposal, the "Charter Amendment Proposals").

•
Proposal No. 3: Approval of the adjournment of the Annual Meeting (even if a quorum is present) to solicit additional votes to approve the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there are not sufficient votes in favor of any of the proposals (the "Adjournment Proposal").

•
Proposal No. 4: Election of four individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

  •
  Proposal No. 5: Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.

  In addition, you may vote on such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q.
How does the board of directors recommend I vote on the proposals?

A.
The board of directors recommends that you vote FOR the approval of the Plan of Liquidation Proposal, FOR the approval of each of the Charter Amendment Proposals, FOR the approval of the Adjournment Proposal, FOR ALL of the nominated directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.

Q.
What vote is required to approve each proposal?

A.
The following vote is required to approve each proposal:

•
Proposal No. 1: The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the Plan of Liquidation Proposal. This means that, of the shares of common stock entitled to vote on the proposal (regardless of whether the holders of the shares are present in person or by proxy at the Annual Meeting), a majority must vote in favor of the Plan of Liquidation Proposal for the Plan of Liquidation Proposal to be approved. Abstentions and broker non-votes will have the effect of a vote against this proposal.

•
Proposal No. 2: The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve each of the Charter Amendment Proposals. This means that, of the shares of common stock entitled to vote on the proposals (regardless of whether the holders of the shares are present in person or by proxy at the Annual Meeting), a majority must vote in favor of each of the Charter Amendment Proposals in order for the Charter Amendment Proposals to be approved. Abstentions and broker non-votes will have the effect of a vote against these proposals.

•
Proposal No. 3: The affirmative vote of a majority of all votes cast at the Annual Meeting is required to approve the Adjournment Proposal, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a majority must vote in favor of the Adjournment Proposal in order for the Adjournment Proposal to be approved. Abstentions and broker non-votes will have no effect on the determination of this proposal.

•
Proposal No. 4: A majority of the votes present in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a majority must vote in favor of a director nominee in order for the nominee to be elected to the board of directors. Because of this majority vote requirement, withheld votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a "holdover" director until his or her successor is duly elected and qualified.

•
Proposal No. 5: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016 requires the affirmative vote of a majority of all votes cast at the Annual Meeting, assuming a quorum is present. Abstentions and broker non-votes will have no effect on the determination of this proposal.

Q.
How can I vote?

A.
To vote by proxy, simply mark your proxy card, date and sign it and return it in the pre-addressed, postage-paid envelope provided. Stockholders of record who live in the United States may also authorize proxies by following the "Vote by Phone" instructions on their proxy cards. Stockholders of record with Internet access may submit proxies by following the "Vote by Internet" instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. Please refer to the enclosed proxy card for instructions. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this proxy statement.

Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted (1) FOR the Plan of Liquidation Proposal, (2) FOR each of the Charter Amendment Proposals, (3) FOR the Adjournment Proposal, (4) FOR the election of each of the four nominees for director named below and (5) FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. With respect to any other business that may properly come before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the holders of the proxy. As of the date of this proxy statement, we are not aware of any other matters to be raised at the Annual Meeting.

Your vote is important. You can save us the expense of a second mailing by voting promptly.

Q.
What is a "broker non-vote"?

A.
A broker "non-vote" occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a non-routine proposal (such as the Plan of Liquidation Proposal, the Charter Amendment Proposals, and the proposal to elect directors) because the broker does not have discretionary power with respect to non-routine items and has not received instructions from the beneficial owner. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the Plan of Liquidation Proposal, the Charter Amendment Proposals, or the election of directors at the Annual Meeting.

Q.
What if I submit my proxy and then change my mind?

A.
You can revoke your proxy at any time before it is voted by:

•
providing written notice of such revocation to the Secretary of the Company;

•
signing and submitting a new proxy card with a later date;

•
authorizing a new proxy by telephone or Internet (your latest telephone or Internet proxy will be counted); or

•
attending and voting your shares in person at the Annual Meeting. Attending the Annual Meeting will not revoke your proxy unless you specifically request it.

Q.
Who is paying for this proxy solicitation and how are proxies being solicited?

A.
We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional solicitation material that we may provide to stockholders. We have engaged Broadridge Investor Communication Solutions, Inc. ("Broadridge") to assist with the solicitation of proxies in conjunction with the Annual Meeting and expect to pay Broadridge an aggregate fee of up to approximately $87,000 for their services. Furthermore, we may reimburse brokerage firms and other nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock. Apart from the arrangements with Broadridge described above, our officers and employees of Behringer Harvard Opportunity Advisors I, LLC (our "Advisor") or its affiliates may also solicit proxies, but they will not be paid additional compensation for these services.

Questions about the Plan of Liquidation Proposal

Q.
Why is the Plan of Liquidation Proposal being made?

A.
Our shares are illiquid. Nearly all of our stockholders have been our investors for between nine and eleven years. From the earliest stages of our life cycle, our business plan was to pursue a liquidity date within six years of the termination of our offering stage, i.e., by the end of 2013. Since 2011, we have characterized our Company as being in the disposition phase of its life cycle. In 2012, however, our board of directors determined that it was in our best interest to delay a liquidity event in order to have additional time to better position our assets for sale.

As real estate market conditions improved in many markets in which our properties are located, our board of directors came to believe that the time was right for an orderly disposition of our assets. On February 12, 2016, a special committee composed of all of our independent directors engaged Robert W. Baird & Co., Incorporated ("Baird"), an independent investment banking firm, to serve as its financial advisor in connection with the evaluation of strategic alternatives and the possible execution of a liquidity event.

Baird became familiar with our assets and operations and assisted the special committee with a review of strategic alternatives. This evaluation strengthened the view that an orderly sale of our assets was our best option. See "What alternatives to the Plan of Liquidation have you considered?" below for a discussion of the other alternatives considered. As a result, the special committee requested that our Advisor formulate a strategy for the marketing and sale of each of our remaining assets, which strategy was presented to the special committee on June 8, 2016. The special committee then (i) directed our officers and the Advisor to develop and prepare a plan of liquidation and this proxy statement and (ii) directed and authorized our officers and the Advisor to engage, on our behalf, a third party to estimate the value of our assets and the amount that our stockholders would likely receive in connection with a plan of liquidation. On July 16, 2016, we engaged Capright Property Advisors, LLC ("Capright"), an independent appraisal firm, to perform the valuation and prepare the opinion set forth at Appendix B to this proxy statement.

On August 26, 2016, after further consultation with our Advisor, Baird and Capright, our board of directors and the special committee each concluded that a liquidation at this time would be more likely to provide you with a greater return on your investment within a reasonable period of time than you would receive if a different alternative reasonably available was implemented and approved the Plan of Liquidation. Our board of directors and the special committee decided to seek your approval to pursue the Plan of Liquidation.

In reaching this conclusion, our board of directors and the special committee each considered a number of factors that we believe have made the liquidation of our assets desirable at this time,

  including (i) the fixed costs of running a small public real estate investment trust, particularly when those costs are borne by a relatively small asset base, (ii) our dependence on our Advisor, changes in our Advisor's business, and recent shifts in the primary focus of our sponsor from real estate to other investment products, (iii) the lengthy period during which our stockholders have held our illiquid shares, and (iv) other factors discussed in more detail in this proxy statement.

  Capright estimates that our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share. This estimate is based upon market, economic, financial and other circumstances and conditions existing as of August 31, 2016, and any changes in such circumstances and conditions while we implement the Plan of Liquidation as described below could have a material effect on the ultimate amount of proceeds received by stockholders.

Q.
What will happen if the Plan of Liquidation Proposal is not approved?

A.
We cannot complete the sale of all of our assets or our dissolution pursuant to the terms of the Plan of Liquidation unless our stockholders approve the Plan of Liquidation Proposal. If the Plan of Liquidation Proposal is not approved by our stockholders, our board of directors will meet to determine what other reasonably available alternatives to pursue in the best interest of the Company and our stockholders. However, we believe that the alternatives to the Plan of Liquidation Proposal that were considered are less desirable for us. If we pursued a merger or other whole-entity sale, we would likely have difficulty finding a buyer for all of our assets at an attractive price given the disparate nature of our real estate assets and the market perception that we would have no other attractive option. If we pursued a long-term strategy, we would continue to have high general and administrative costs associated with being a public company relative to our small size. Moreover, uncertainty with respect to the long-term prospects of our Advisor's real estate business increases the risk that our Advisor would not be able to retain key personnel servicing its real estate business or that we would not be able to retain our independent directors, thereby increasing the risk that the value of our company would decline further. Lastly, pursuing a long-term strategy with a different external manager could be difficult to achieve without a substantial disruption to our business or higher fees, or both.

Q.
What alternatives to the Plan of Liquidation have you considered?

A.
We considered several alternatives to liquidation, including pursuing a long-term strategy with our current management structure or with another external advisor, or seeking to dispose of our assets through a merger or a whole-entity sale. Due to our small size and externalized structure, we determined that it would not be worthwhile to devote meaningful time or resources to evaluating a possible listing of our shares on a national securities exchange. After reviewing the issues facing us and the alternatives reasonably available to us at this time, we concluded that pursuing a Plan of Liquidation was the most desirable alternative available to us at this time.

Q.
What is the Plan of Liquidation?

A.
The Plan of Liquidation authorizes us to undertake an orderly liquidation. In an orderly liquidation, we would sell all of our assets, pay all of our known liabilities, provide for the payment of our unknown or contingent liabilities, distribute our remaining cash to our stockholders, wind-up our operations, and cease to exist. As part of the liquidation process we will file articles of dissolution ("Articles of Dissolution") with the State Department of Assessments and Taxation of Maryland (the "SDAT"), our jurisdiction of incorporation, to dissolve the Company as a legal entity following the satisfaction of our outstanding liabilities. Our board of directors, in its sole discretion, will determine the timing for this filing. Although we may pay a cash distribution to our stockholders upon the filing of the Articles of Dissolution with the SDAT, a final distribution to our stockholders may not be paid until all of our liabilities have been satisfied. Upon dissolution, the Company will cease to exist.

Q.
What are the key provisions of the Plan of Liquidation?

A.
The Plan of Liquidation provides for, among other things, the following:

•
We will be authorized to sell all of our assets (including, if appropriate, through a whole-entity sale or the sale of one or more of our subsidiaries or our direct or indirect ownership interests in these subsidiaries), liquidate and dissolve the Company, and distribute the net proceeds from liquidation in accordance with the provisions of our charter and applicable law. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes, or such other assets as may be conveniently liquidated or distributed to our stockholders.

•
We will be authorized to take all necessary or advisable actions to wind-up our business, pay our debts and any operating and administrative expenses incurred prior to our dissolution, and distribute the remaining proceeds to our stockholders.

•
We will be authorized to provide for the payment of any unascertained or contingent liabilities. We may do so by purchasing insurance, by establishing a reserve fund, or in other ways.

•
We expect to distribute all of the net proceeds from liquidation to you within 24 months after the date the Plan of Liquidation is approved by our stockholders. However, if we cannot sell our assets and pay our debts within 24 months, or if our board of directors and the special committee determine that it is otherwise advisable to do so, we may transfer and assign our remaining assets to a liquidating trust. Upon any transfer and assignment, our stockholders will receive interests in the liquidating trust. The liquidating trust will pay or provide for all of our liabilities and distribute any remaining net proceeds from liquidation to the holders of interests in the liquidating trust. The amounts that you would receive from the liquidating trust are included in the estimates described below of the total amount of cash that you may receive pursuant to the Plan of Liquidation.

•
Once we pay our final distribution and dissolve, all of our outstanding shares of stock will be cancelled and the Company will cease to exist.

•
The board of directors or, if a liquidating trust is established, the trustees of the liquidating trust, may modify, amend or abandon the Plan of Liquidation without action by our stockholders to the extent permitted under applicable law.

Q.
Do you have agreements to sell your assets?

A.
As of the date of this proxy statement, we have entered into agreements to sell The Lodge & Spa at Cordillera and certain parcels of Frisco Square. However, there can be no assurance that these sales will ultimately be completed. We do not expect that these sales will have a material effect on the range of estimated net proceeds from liquidation discussed in this proxy statement.

Q.
If the Plan of Liquidation Proposal is approved, what do you estimate that the Company's stockholders will receive?

A.
The amount of cash that may ultimately be received by our stockholders is not yet known. However, Capright estimates that our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share. There are many factors that may affect the amounts available for distribution to our stockholders, including, among other things, the ultimate sale price of each asset, changes in market demand for real estate during the implementation of the Plan of Liquidation, the amount of taxes, transaction fees and expenses relating to the dissolution of the Company, and unanticipated or contingent liabilities arising after the date of this proxy statement. No assurance can be given as to the amounts you will ultimately receive. If we have underestimated our existing obligations and liabilities or if unanticipated or contingent liabilities arise, the amount ultimately distributed to our stockholders could be less than the estimated net proceeds from liquidation set forth above. In addition, this estimate is based upon market, economic, financial and other circumstances and conditions existing as of August 31, 2016, and any changes in such circumstances and conditions while we implement the Plan of Liquidation as described below could have a material effect on the ultimate amount of proceeds received by our stockholders.

Q.
When will I receive my liquidating distributions?

A.
We do not expect to make liquidating distribution payments to our stockholders until after we sell all of our assets, pay all of our known liabilities and provide for unknown liabilities. We expect to complete these activities within 24 months after stockholder approval of the Plan of Liquidation. If we have not sold all of our assets and paid all of our liabilities within 24 months after stockholder approval of the Plan of Liquidation, or if our board of directors and the special committee otherwise determine that it is advantageous to do so, we may transfer our remaining assets and liabilities to a liquidating trust. We would then distribute interests in the liquidating trust to our stockholders and would likely make a cash distribution in connection therewith. If we establish a reserve fund, we may pay a final distribution from any funds remaining in the reserve fund after we determine that all of our liabilities have been paid.

The actual amounts and timing of the liquidating distributions will be determined by our board of directors or, if a liquidating trust is formed, by the trustees of the liquidating trust, in their discretion. If you transfer your shares during the liquidation, the right to receive liquidating distributions will transfer with those shares.

Q.
What is a liquidating trust?

A.
A liquidating trust is a trust organized for the primary purpose of liquidating and distributing the assets transferred to it. If we form a liquidating trust, we will transfer to our stockholders beneficial interests in the liquidating trust. These interests will generally not be transferable by you.

Q.
What will happen to my shares of stock?

A.
If our stockholders approve the Plan of Liquidation Proposal, after we have sold all of our assets, satisfied our liabilities, and paid our final liquidating distribution to our stockholders, all shares of our common stock owned by you will be cancelled.

Q.
What vote of Company stockholders is required to approve the Plan of Liquidation Proposal?

A.
Approval of the Plan of Liquidation Proposal requires the majority of the outstanding shares of our common stock entitled to vote to vote in favor of the proposal.

Q.
How does the board of directors recommend that we vote on the Plan of Liquidation Proposal?

A.
Our board of directors recommends that you vote FOR the Plan of Liquidation Proposal. Our board of directors has determined that the Plan of Liquidation is advisable and in the best interests of the Company and its stockholders. Accordingly, our board of directors has unanimously approved the Plan of Liquidation. For a more complete description of the recommendation of our board of directors, see "Proposal 1—Plan of Liquidation Proposal" beginning on page 24 of this proxy statement.

Q.
Are there any interests in the liquidation that differ from my own?

A.
Yes, our Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes nearly two years to effect, our Advisor will earn fees and receive reimbursements for a longer period of time than if we were to quickly sell our entire Company through a merger or other whole-entity sale. We project that we will pay our Advisor approximately $1.8 million in 2017 and approximately $150,000 in 2018 as we implement the Plan of Liquidation, although this estimate will vary with the speed at which we sell assets and other factors.

Consequently, our non-independent director, our officers (who are employees of our Advisor) and our Advisor may be more likely to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Our board of directors and the special committee were aware of these interests and considered them in making their recommendations. For further information regarding these and other interests that differ from your interests please see the section titled "Interests in the Liquidation that Differ from Your Interests."

Q.
Did you obtain any opinions about the value of the Company?

A.
Yes. Capright provided to the board of directors an opinion dated August 31, 2016, as to the estimated range of values per share to be received by the Company's stockholders in a liquidation pursuant to the Plan of Liquidation. The Capright written opinion of value, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection therewith, is attached as Appendix B to this proxy statement. Capright provided its opinion for the information and assistance of our board of directors in connection with its consideration of the Plan of Liquidation. You are encouraged to read the opinion of value in its entirety. The Capright opinion constitutes neither a recommendation to you as to how you should vote on the proposals set forth in this proxy statement nor a guarantee as to the actual amount of consideration that will be received by you under the Plan of Liquidation.

Q.
Are there any risks related to the Plan of Liquidation?

A.
Yes. You should carefully review the section entitled "Risk Factors" beginning on page 11 of this proxy statement for a description of risks related to the Plan of Liquidation.

Q.
What are the United States federal income tax consequences of the Plan of Liquidation?

A.
Subject to the limitations, assumptions and qualifications described in this proxy statement and the approval by our stockholders of the Plan of Liquidation, the intended liquidation and dissolution of the Company pursuant to the Plan of Liquidation will constitute a taxable distribution to you in redemption of your ownership of our common stock, with the following material federal income tax consequences to our stockholders.

In general, if the Plan of Liquidation is approved and we are liquidated, you will realize, for U.S. federal income tax purposes, gain or loss equal to the difference between the cash distributed to you by the Company and your adjusted tax basis in our common stock. If we distribute interests in a liquidating trust (as defined in the section entitled "Material United States Federal Income Tax Consequences") to you, you would be required to recognize any such gain in the taxable year of the distribution of the liquidating trust interests (to the extent that you have not recognized such gain in prior taxable years), although you may not receive the cash necessary to pay the tax on such gain. If you receive cash from the liquidating trust, you may receive such cash after the due date for filing your tax return and paying the tax on such gain. A summary of the possible tax consequences to you begins on page 38 of this proxy statement. You should consult your tax advisor as to the tax effect of the Plan of Liquidation to you based on your particular circumstances.

  YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF SUCH TRANSACTIONS.

  You are urged to read the discussion in the section entitled "Material United States Federal Income Tax Consequences" beginning on page 38 of this proxy statement and to consult your tax advisor as to the United States federal income tax consequences of the dissolution, as well as the effects of state, local and foreign tax laws.

General Questions

Q.
Why is the Company seeking a stockholder vote on the Adjournment Proposal?

A.
Adjourning the Annual Meeting to a later date will give us additional time to solicit proxies to vote in favor of approval of the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there are not sufficient votes in favor of any of the proposals. Consequently, we are seeking your approval of the Adjournment Proposal to ensure that, if necessary, we will have enough time to solicit the required votes for approval of the Plan of Liquidation Proposal or any of the Charter Amendment Proposals.

Q.
Who can help answer my questions?

A.
If you have any questions about the Annual Meeting, the Plan of Liquidation Proposal, the Charter Amendment Proposals, or the Adjournment Proposal, how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact us or our proxy solicitor, Broadridge.

Behringer Harvard Opportunity REIT I, Inc. 15601 Dallas Parkway, Suite 600 Addison, Texas 75001 (866) 655-3650	Broadridge Financial Solutions, Inc. 51 Mercedes Way Edgewood, New York 11717 (855) 325-6675

RISK FACTORS

        The following risk factors, together with the other information in this proxy statement and in the "Risk Factors" sections included in the documents incorporated by reference into this proxy statement (see "Where You Can Find More Information" on page 67), should be carefully considered by each of our stockholders before deciding whether to vote to approve the Plan of Liquidation Proposal and the Charter Amendment Proposals as described in this proxy statement. In addition, our stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. However, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important.

RISKS THAT MAY DELAY OR REDUCE OUR LIQUIDATING DISTRIBUTIONS

        Capright estimates that our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share. We anticipate paying liquidating distributions within 24 months after stockholder approval of the Plan of Liquidation. However, our expectations about the amount of liquidating distributions that we will pay and when we will pay them are based on many estimates and assumptions, one or more of which may prove to be incorrect. As a result, the actual amount of liquidating distributions we pay to you may be more or less than the estimated net proceeds from liquidation set forth above. In addition, the liquidating distributions may be paid later than we predict. In addition to the risks that we generally face in our business, factors that could cause actual payments to be lower or paid later than we expect include, among others, the risks set forth below:

         If any of the parties to our existing or future sale agreements breach such agreements or default thereunder, or if these sales do not otherwise close, our liquidating distributions may be delayed or reduced.

        If you approve the Plan of Liquidation, we will seek to enter into binding sale agreements for each of our properties. The consummation of the potential sales for which we will enter into sale agreements will be subject to satisfaction of closing conditions. If any of the transactions contemplated by these sale agreements do not close because of a buyer breach or default, failure of a closing condition, or for any other reason, we will need to locate a new buyer for the properties, which we may be unable to do promptly or at prices or on terms that are as favorable as the original sale agreement. We will also incur additional costs involved in locating a new buyer and negotiating a new sale agreement for these properties. These additional costs are not included in our projections. In the event that we incur these additional costs, our liquidating payments to you could be delayed or reduced.

         If we are unable to find buyers for some or all of our assets at our expected sales prices, our liquidating distributions may be delayed or reduced.

        In calculating the estimated range of liquidating distributions, it was assumed that we would be able to find buyers for all of our properties at amounts based on our estimated range of market values for each property. However, the sales prices that we will ultimately be able to obtain for these assets may have been overestimated. For example, in order to find buyers in a timely manner, we may be required to lower our asking price below the low end of our current estimate of the property's market value. If we are not able to find buyers for these assets in a timely manner or if we have overestimated the sales prices we will receive, our liquidating payments to you would be delayed or reduced. Furthermore, the projected liquidating distribution is based upon Capright's estimates of the range of market value for each property, but real estate market values fluctuate with changes in interest rates, supply and demand dynamics, occupancy rates, rental rates, the availability of suitable buyers, the perceived quality and dependability of cash flows from properties and a number of other factors, both local and national. Additionally, once our stockholders approve the Plan of Liquidation, we will be committed to winding-up our operations, which may adversely affect our negotiating position with potential buyers, resulting in lower sales prices for our properties. Transactional fees and expenses, environmental contamination at our properties or unknown liabilities, if any, may also adversely impact the net liquidation proceeds from those assets.

         If we are unable to maintain the occupancy rates of currently leased space and/or lease currently available space, if tenants default under their leases or other obligations to us during the liquidation process or if our cash flow during the liquidation process is otherwise less than we expect, our liquidating distributions may be reduced.

        In calculating the estimated range of liquidating distributions, it was assumed that we would maintain the occupancy rates of currently leased space, that we would be able to rent currently available space in the ordinary course and that we would not experience any significant tenant defaults during the liquidation process that were not subsequently cured. Negative trends in one or more of these factors during the liquidation process may adversely affect the resale value of our properties, which would reduce our liquidating distributions. We may also decide in the event of a tenant default to restructure the lease, which could require us to substantially reduce the rent payable to us under the lease, or make other modifications that are unfavorable to us. To the extent that we receive less rental income than we expect during the liquidation process, our liquidating distributions will be reduced.

         If our liquidation costs or unpaid liabilities are greater than we expect, our liquidating distributions may be reduced.

        Before paying the final liquidating distribution, we will need to pay or arrange for the payment of all of our transaction costs in the liquidation, all other costs, and all valid claims of our creditors. Our board of directors may also decide to acquire one or more insurance policies covering unknown or contingent claims against us, for which we would pay a premium. Our board of directors may also decide to establish a reserve fund to pay these contingent claims. The amounts of insurance premiums or transaction costs in the liquidation are not known, so we have used estimates of these costs in calculating the estimated range of liquidating distributions. To the extent that we have underestimated these costs in calculating our projections, our actual net liquidation value may be lower than the estimated range. In addition, if the claims of our creditors are greater than we have anticipated or we decide to acquire one or more insurance policies covering unknown or contingent claims against us, our liquidating distributions may be delayed or reduced. Further, if a reserve fund is established, payment of liquidating distributions to you may be delayed or reduced.

         Pursuing the Plan of Liquidation may cause us to fail to qualify as a REIT, which would dramatically lower the amount of our liquidating distributions.

        For so long as we qualify as a real estate investment trust (a "REIT") and distribute all of our REIT taxable income, we generally are not subject to federal income tax. Although our board of directors does not presently intend to terminate our REIT status prior to the final distribution of the net proceeds from the sale of our assets and our dissolution, our board may take actions pursuant to the Plan of Liquidation that would result in such a loss of REIT status. Upon the final distribution of our net proceeds from liquidation and our dissolution, our existence and our REIT status will terminate. However, there is a risk that our actions in pursuit of the Plan of Liquidation may cause us to fail to meet one or more of the requirements that must be met in order to qualify as a REIT prior to completion of the Plan of Liquidation. For example, to qualify as a REIT, generally at least 75% of our gross income in each taxable year must come from real estate sources and generally at least 95% of our gross income in each taxable year must come from real estate sources and certain other sources that are itemized in the REIT tax laws, mainly interest and dividends. We may encounter difficulties satisfying these requirements as part of the liquidation process. In addition, in connection with that process, we may recognize ordinary income in excess of the cash received. The REIT rules require us to pay out a large portion of our ordinary income in the form of a dividend to our stockholders. However, to the extent that we recognize ordinary income without any cash available for distribution, and if we are unable to borrow to fund the required dividend or find another way to meet the REIT distribution requirements, we may cease to qualify as a REIT. Although we expect to comply with the requirements necessary to qualify as a REIT in any taxable year, if we are unable to do so, we will, among other things (unless entitled to relief under certain statutory provisions):

  •
  not be allowed a deduction for dividends paid to stockholders in computing our taxable income;

  •
  be subject to federal income tax, including any applicable alternative minimum tax, on our taxable income, including recognized gains, at regular corporate rates;

  •
  be subject to increased state and local taxes; and

  •
  be disqualified from treatment as a REIT for the taxable year in which we lose our qualification and for the four following taxable years.

As a result of these consequences, our failure to qualify as a REIT could substantially reduce the funds available for distribution to our stockholders.

         Pursuing the Plan of Liquidation may cause us to be subject to federal income tax, which would reduce the amount of our liquidating distributions.

        We generally are not subject to federal income tax to the extent that we distribute to our stockholders during each taxable year (or, under certain circumstances, during the subsequent taxable year) dividends equal to our taxable income for the year. However, we are subject to federal income tax to the extent that our taxable income exceeds the amount of dividends paid to our stockholders for the taxable year. In addition, we are subject to a 4% nondeductible excise tax on the amount, if any, by which certain distributions paid by us with respect to any calendar year are less than the sum of 85% of our ordinary income for that year, plus 95% of our capital gain net income for that year, plus 100% of our undistributed taxable income from prior years. Although we intend to pay distributions to our stockholders sufficient to avoid the imposition of any federal income tax on our taxable income and the imposition of the excise tax, differences in timing between the actual receipt of income and actual payment of deductible expenses, and the inclusion of such income and deduction of such expenses in arriving at our taxable income, could cause us to have to either borrow funds on a short-term basis to meet the REIT distribution requirements, find another alternative for meeting the REIT distribution requirements, or pay federal income and excise taxes. The cost of borrowing or the payment of federal income and excise taxes would reduce the funds available for distribution to our stockholders.

        So long as we continue to qualify as a REIT, any net gain from "prohibited transactions" will be subject to a 100% tax. "Prohibited transactions" are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Internal Revenue Code of 1986, as amended (the "Code"), provides for a "safe harbor" which, if all its conditions are met, would protect a REIT's property sales from being considered prohibited transactions. Whether a real estate asset is property held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that none of the sales of our properties will constitute a prohibited transaction. We do not believe that the sales of our properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to the anticipated sales volume and other factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the Internal Revenue Service (the "IRS") will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.

         Distributing interests in a liquidating trust may cause our stockholders to recognize gain prior to the receipt of cash.

        The REIT provisions of the Code generally require that each year we distribute as a dividend to our stockholders 90% of our REIT taxable income (determined without regard to the dividends paid deduction and excluding net capital gain). Liquidating distributions we pay pursuant to the Plan of Liquidation will qualify for the dividends paid deduction, provided that they are paid within 24 months of the adoption of such plan. Conditions may arise which cause us not to be able to liquidate within such 24-month period. For instance, it may not be possible to sell our assets at acceptable prices during such period or, as detailed more fully below, we may not obtain needed governmental or joint venture partner approvals to effect certain sales with a 24-month period. In such event, rather than retain our assets and risk losing our status as a REIT, we may elect to transfer our remaining assets and liabilities to a liquidating trust in order to meet the 24-month requirement. We may also elect to transfer our remaining assets and liabilities to a liquidating trust within such 24-month period to avoid certain public reporting company costs. Such a transfer would be treated as a distribution of our remaining assets to our stockholders, followed by a contribution of the assets to the liquidating trust. As a result, a stockholder would recognize gain to the extent such stockholder's share of the cash and the fair market value of any assets received by the liquidating trust was greater than the stockholder's basis in the stock, notwithstanding that the stockholder would not contemporaneously receive a distribution of cash or any other assets with which to satisfy the resulting tax liability. See "Material United States Federal Income Tax Consequences—United States Federal Income Tax Consequences to U.S. Stockholders" on page 41. In addition, it is possible that the fair market value of the assets received by the liquidating trust, as estimated for purposes of determining the extent of the stockholder's gain at the time interests in the liquidating trust are distributed to the stockholders, will exceed the cash or fair market value of property received by the liquidating trust on a sale of the assets. In this case, the stockholder would recognize a loss in a taxable year subsequent to the taxable year in which the gain was recognized, which loss may be limited under the Code.

         Our officers and directors and our Advisor have conflicts of interest that may influence their support of the Plan of Liquidation and may cause them to manage our liquidation in a manner not solely in the best interests of our stockholders.

        In considering the recommendation of our board of directors and the special committee with respect to the Plan of Liquidation Proposal, you should be aware that our non-independent director, our officers and our Advisor have interests in the liquidation that are different from your interests as a stockholder. Our Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes nearly two years to effect, our Advisor will earn fees and receive reimbursements for a longer period of time than if we were to sell quickly our entire Company through a merger or other whole-entity sale. We project that we will pay our Advisor approximately $1.8 million in 2017 and approximately $150,000 in 2018 as we implement the Plan of Liquidation, although this estimate will vary with the speed at which we sell assets and other factors.

        Consequently, our non-independent director, our officers (who are employees of our Advisor), and our Advisor may be more likely to support the Plan of Liquidation than might otherwise be the case if the Advisor did not expect to receive those payments. Additionally, because of the above conflicts of interest, our non-independent director, our officers and our Advisor may make decisions or take actions based on factors other than the best interests of our stockholders throughout the period of the liquidation process.

         Our Advisor's executive officers and key personnel and the executive officers and key personnel of entities affiliated with Behringer Harvard Holdings, LLC ("Behringer") that conduct our day-to-day operations face competing demands on their time, which may cause them to manage our liquidation in a manner that may result in lower stockholder returns than could otherwise be achieved.

        We rely upon the executive officers of our Advisor and the executive officers and employees of Behringer-affiliated entities to conduct our day-to-day operations and will rely upon such persons to carry out the Plan of Liquidation. These persons also conduct the day-to-day operations of other Behringer-advised programs and may have other business interests as well. Because these persons have competing interests on their time and resources, they may have conflicts of interest in allocating their time between carrying out the Plan of Liquidation and these other activities. During times of intense activity in other programs and ventures, they may devote less time and resources to our business and carrying out the Plan of Liquidation such that our returns would be lower than they otherwise would be.

         Our sponsor's real estate business has declined, increasing the risk that it will be unable to retain key personnel servicing its real estate business, which could adversely affect the execution of the Plan of Liquidation and result in lower returns for our stockholders.

        The real estate business of our sponsor has declined for several reasons, most significantly, the transition to self-management of two Behringer-sponsored programs, TIER REIT, Inc. ("TIER REIT") and Monogram Residential Trust, Inc. ("Monogram Residential Trust"), such that our sponsor no longer receives fee income from those programs, which were the largest programs advised by our sponsor.

        In this environment, it may be harder for our Advisor to retain talent. Loss by our sponsor of key personnel servicing the sponsor's real estate business could disrupt our business, making it more difficult for us to execute the Plan of Liquidation successfully. Personnel losses could result in achieving lower sale prices on our assets and a delay in asset sales, and therefore, a delay in making a liquidating distribution to our stockholders.

         Our joint venture partner must consent to the sale of the properties in the Central Europe Portfolio, which may reduce our proceeds from the sale of such properties, may delay our liquidating payments to you, or may prevent us from selling the properties at all. The consent requirement also increases the likelihood that we may have to transfer assets to a liquidating trust.

        We have a noncontrolling, unconsolidated ownership investment in a joint venture that owns 18 properties, which are collectively referred to in this proxy statement as the "Central Europe Portfolio." We may be prohibited from selling our interest in the joint venture without the consent of our joint venture partner. Moreover, the sale of each of the properties in the Central Europe Portfolio requires the consent of our joint venture partner. There can be no assurance that our joint venture partner will consent to the sale of the properties in the Central Europe Portfolio in a timely manner, if at all. Although there are procedures in place to address a deadlock, the initiation of the deadlock procedures involves economic risk to the initiating party. This risk increases the likelihood that we would transfer our interest in the Central Europe Portfolio to a liquidating trust to the extent that a transfer can be made without the consent of our joint venture partner. See "Risk Factors—Distributing interests in a liquidating trust may cause our stockholders to recognize gain prior to the receipt of cash" and "—Distributions, if any, to our stockholders could be delayed and our stockholders could, in some circumstances, be held liable for amounts they received from us in connection with our dissolution." Therefore, if our joint venture partner does not consent to the sale of one or more properties in the Central Europe Portfolio, our liquidating payments to you would be delayed or reduced. Furthermore, if our joint venture partner does not consent to the sale or transfer (to a liquidating trust or otherwise) of our interest in the joint venture or the sale of properties in Central

Europe, the risk of litigation with our joint venture partner would be heightened. Even if we prevail with respect to any such potential litigation, the costs of the litigation could reduce the amount of your liquidation proceeds. If we were not to prevail in litigation relating to Central Europe, your liquidating distributions could be substantially reduced.

         The sale of The Ablon at Frisco Square may be delayed if our joint venture partner does not consent to the sale of the property, which may delay our liquidating payments to you.

        The Ablon at Frisco Square is owned through a joint venture in which we are not the managing partner. There can be no assurance that the managing partner will consent to the sale of the property. If the managing partner of the joint venture is unwilling to sell The Ablon at Frisco Square, we may exercise a buy/sell provision and force the sale of the property beginning in February 2018. If we are forced to exercise the buy/sell provision in February 2018, our liquidating payments to you may be delayed.

         The sale of Royal Island may be delayed or prevented altogether if the Commonwealth of the Bahamas does not approve the sale of the property, which may delay or reduce our liquidating payments to you.

        The sale of Royal Island is subject to the approval of the Commonwealth of the Bahamas. As previously disclosed, on December 22, 2015, we entered into a purchase and sale agreement with the Behringer Harvard Royal Island Debt, LP lender for the sale of Royal Island. However, the contract expired on April 30, 2016 as a result of the failure of the purchaser to obtain necessary governmental approvals from the Commonwealth of the Bahamas. As of the date of this proxy statement, we are still awaiting the necessary approvals from the Commonwealth of the Bahamas. If we enter into a new purchase and sale agreement for Royal Island, the sale may not be consummated if we and the prospective purchaser of the property are unable to obtain the necessary governmental approvals. If the Commonwealth of the Bahamas does not consent to the sale of Royal Island with the current prospective buyer we may be forced to locate a new buyer, if any, for Royal Island, and our liquidating payments to you may be delayed or reduced.

         Due to the substantial losses we, our partner and our creditors have suffered in connection with Royal Island, the risk of litigation is heightened. Your liquidating distributions could be reduced in the event of litigation and could be reduced substantially were we not to prevail in such litigation.

        We, our partner and our creditors have suffered significant losses in connection with our investment in Royal Island. Notwithstanding the non-recourse nature of the loan agreements relating to Royal Island, when parties have suffered significant losses, the prospect for litigation is heightened. Even if we prevail with respect to any such potential litigation, the costs of the litigation could reduce the amount of your liquidation proceeds. If we were not to prevail in litigation relating to Royal Island, your liquidating distributions could be substantially reduced.

OTHER RISKS OF THE PLAN OF LIQUIDATION PROPOSAL

         Our entity value may be adversely affected by the adoption of the Plan of Liquidation.

        Subject to our ability to abandon the Plan of Liquidation to the extent permitted by the Maryland General Corporation Law (the "MGCL"), once our stockholders approve the Plan of Liquidation Proposal, we will be committed to winding up our operations. This may adversely affect the value that a potential acquirer might place on the Company. It may also preclude other possible courses of action not yet identified by our board of directors.

         There can be no assurance that our adoption of the Plan of Liquidation will result in greater returns to you on your investment within a reasonable period of time than you would receive through other alternatives reasonably available to us.

        If our stockholders approve the Plan of Liquidation and it is consummated, you will no longer participate in any future earnings or growth of our assets or benefit from any increases in the value of our assets once such assets are sold. It is possible that continuing with the status quo or pursuing one or more of the other alternatives could provide you with a greater return within a reasonable period of time. We will be forgoing those opportunities if we implement the Plan of Liquidation.

         The sales of our assets pursuant to the Plan of Liquidation will not be subject to further stockholder approval.

        If our stockholders approve the Plan of Liquidation Proposal, our board of directors will have the authority to sell any and all of the Company's assets on such terms and to such parties, including affiliated parties, as the board of directors determines appropriate, even if the terms are less favorable than those assumed for the purpose of estimating the range of values per share to be received by our stockholders in a liquidation pursuant to the Plan of Liquidation. Notably, our stockholders will not have the opportunity to vote on such matters and will, therefore, have no right to approve or disapprove the terms of such sales.

         Our board of directors may modify or amend the Plan of Liquidation or abandon or delay implementation of the Plan of Liquidation even if it is approved by our stockholders.

        Our board of directors has adopted and approved the Plan of Liquidation. Nevertheless, our board may terminate the Plan of Liquidation for any reason. This power of termination may be exercised before or after any approval of the Plan of Liquidation Proposal by our stockholders, up to the time that the Articles of Dissolution have been accepted for record by the SDAT. Notwithstanding approval of the Plan of Liquidation Proposal by our stockholders, our board of directors may modify or amend the Plan of Liquidation without action by our stockholders to the extent permitted under law. Although our board of directors has no present intention to pursue any alternative to the Plan of Liquidation, our board may conclude either that its duties under applicable law require it to pursue business opportunities that present themselves or that abandoning the Plan of Liquidation is otherwise in the best interests of us and our stockholders. If our board of directors elects to pursue any alternative to the Plan of Liquidation, our stockholders may not receive any of the consideration currently estimated to be available for distribution to our stockholders pursuant to the Plan of Liquidation.

         Approval of the Plan of Liquidation Proposal will cause our accounting basis to change, which could require us to write-down our assets.

        If our stockholders approve the Plan of Liquidation Proposal, we anticipate we will change our basis of accounting from the going-concern basis to that of the liquidation basis of accounting.

        In order for our financial statements to be in accordance with U.S. generally accepted accounting principles ("GAAP") under the liquidation basis of accounting, all of our assets must be stated at their estimated net realizable value, and all of our liabilities must be recorded at the estimated amounts at which the liabilities are expected to be settled. There is a risk that the liquidation basis of accounting may entail write-downs of certain of our assets to values substantially less than their respective carrying amounts, and may require that certain of our liabilities be increased or certain other liabilities be recorded to reflect the anticipated effects of an orderly liquidation.

        Until the Plan of Liquidation Proposal is approved, we expect to continue to use the going-concern basis of accounting. If our stockholders do not approve the Plan of Liquidation Proposal, we expect to continue to account for our assets and liabilities under the going-concern basis of accounting. Under the going-concern basis, assets and liabilities are expected to be realized in the normal course of business. However, long-lived assets to be sold or disposed of should be reported at the lower of carrying amount or estimated fair value less cost to sell. For long-lived assets to be held and used, when a change in circumstances occurs, our management must assess whether we can recover the carrying amounts of our long-lived assets. If our management determines that, based on all of the available information, we cannot recover those carrying amounts, an impairment of value of our long-lived assets has occurred and the assets should be written down to their estimated fair value.

        Writing down our assets could make it more difficult to negotiate amendments to our loan agreements or result in defaults under our loan agreements. In addition, write-downs in our assets could reduce the price that a third party would be willing to pay to acquire your shares or our assets.

         Distributions, if any, to our stockholders could be delayed and our stockholders could, in some circumstances, be held liable for amounts they received from us in connection with our dissolution.

        Although our board of directors has not established a firm timetable for distributions to our stockholders, our board intends, subject to contingencies inherent in the winding-up of our business and the payment of our obligations and liabilities, to liquidate as soon as practicable after the adoption of the Plan of Liquidation. If we are unable to dispose of all of our assets within 24 months after adoption of the Plan of Liquidation or if it is otherwise advantageous or appropriate to do so, our board of directors may establish a liquidating trust to which we could distribute our unsold assets. Depending upon our cash flow and cash requirements and the progress of the sale process for our assets under the Plan of Liquidation, we may not make any distributions to our stockholders until we have repaid all of our known retained obligations and liabilities, paid all of our expenses and complied with the requirements of Maryland law for companies in dissolution, including requirements for the creation and maintenance of adequate contingency reserves as required by Maryland law. Thereafter, we anticipate paying distributions to our stockholders as promptly as practicable in accordance with the Plan of Liquidation and the liquidation and dissolution process selected by our board of directors in its sole discretion.

        If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or if we transfer our assets to a liquidating trust and the contingency reserve and the assets held by the liquidating trust are less than the amount ultimately found payable in respect of expenses and liabilities, each of our stockholders could be held liable for the payment to our creditors of such stockholder's pro rata portion of the excess, limited to the amounts previously received by the stockholder in distributions from us or the liquidating trust, as applicable. If a court holds at any time that we failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the contingency reserve and the assets of the liquidating trust, our creditors could seek an injunction to prevent us from paying distributions under the Plan of Liquidation on the grounds that the amounts to be distributed are needed to provide for the payment of such expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be paid to our stockholders and holders of beneficial interests of any liquidation trust.

         We will continue to incur the expenses of complying with public company reporting requirements.

        Until our liquidation and dissolution is complete, we have an obligation to continue to comply with the applicable reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), even if compliance with these reporting requirements is economically burdensome. In order to curtail expenses, we intend, after filing our Articles of Dissolution, to seek relief from the SEC from the reporting requirements under the Exchange Act. We anticipate that, if such relief is granted, we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if the SEC does not grant relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act. The expenses we incur in complying with the applicable reporting requirements will reduce the assets available for ultimate distribution to our stockholders.

         Approval of the Plan of Liquidation may lead to stockholder litigation, which could result in substantial costs and distract our management.

        Extraordinary corporate actions by a company, such as our proposed Plan of Liquidation, may lead to lawsuits being filed against that company. We may become involved in this type of litigation in connection with the Plan of Liquidation Proposal. As of the date of this proxy statement, no lawsuits relative to the Plan of Liquidation were pending or, to our knowledge, threatened. However, if a lawsuit is filed against us, the litigation is likely to be expensive. Even if we ultimately prevail, the litigation may divert management's attention from implementing the Plan of Liquidation. If we were not to prevail in the lawsuit, we may be liable for significant damages.

         We may have underestimated the amount of prepayment fees or defeasance charges on our mortgages.

        In calculating our net proceeds from liquidation per share, we have assumed that the purchasers of certain of our properties will assume certain mortgages on the underlying property, which contain penalties in the event of the prepayment of those mortgages. The sale of our properties pursuant to the Plan of Liquidation will trigger these penalties unless the purchasers assume (and/or are allowed to assume) the corresponding mortgage. We may be unsuccessful in negotiating the assumption of any underlying mortgages in connection with the sale of any of our properties, which could negatively affect the amount of cash available for distribution pursuant to the Plan of Liquidation.

RISKS OF OUR BUSINESS

        The risk factors set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed on March 18, 2016, and our Quarterly Report on Form 10-Q for the three months ended June 30, 2016, filed on August 10, 2016, are incorporated by reference in this proxy statement.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        The information in this proxy statement includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of members of our management team, as well as the assumptions on which such statements are based, and are generally identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should," "could," "continues," "pro forma" or similar expressions. Among many other examples, the following statements are examples of the forward-looking statements in this document:

  •
  all predictions of the amount and timing of liquidating distributions to be received by stockholders;

  •
  all statements regarding future distribution rates;

  •
  all statements regarding our ability to continue to qualify as a REIT;

  •
  all statements regarding how our board of directors or the special committee will interpret and comply with the terms of the Plan of Liquidation;

  •
  all statements regarding the timing of asset dispositions and the sales price we will receive for assets;

  •
  all statements regarding future cash flows, future business prospects, future revenues, future working capital, the amount of cash reserves to be established in the future, future liquidity, future capital needs, future interest costs, future income or the effects of the liquidation; and

  •
  insofar as Capright's opinion of value was based upon the foregoing forward-looking statements, its opinion of value as set forth in Appendix B to this proxy statement.

        Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption "Risk Factors" on page 11, as well as throughout this proxy statement and the incorporated documents, and you should consider these important cautionary factors as you read this document.

        Our actual results, performance or achievements may differ materially from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. Among the factors that could cause such a difference are:

  •
  uncertainties relating to future political, economic, competitive or market conditions;

  •
  uncertainties relating to our ability to maintain occupancy levels and lease rates at our real estate properties;

  •
  uncertainties relating to our ability to successfully dispose of some of our assets at the times and the prices we expect;

  •
  uncertainties relating to our asset portfolio;

  •
  uncertainties relating to our operations;

  •
  uncertainties relating to the implementation of our liquidation strategy;

  •
  uncertainties relating to whether the liquidation process described in this proxy statement will result in stockholder liquidity, or whether it will provide a return to stockholders that equals or exceeds our estimated value per share;

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  uncertainties relating to certain tax matters, including the IRS treating the sale of our properties pursuant to the Plan of Liquidation as subject to the prohibited transactions tax;

  •
  uncertainties regarding the impact of regulations, changes in government policy and industry competition;

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  uncertainties regarding our Advisor's business;

  •
  uncertainties regarding potential stockholder litigation as a result of the Plan of Liquidation Proposal; and

  •
  other risks detailed from time to time in our reports filed with the SEC.

        The cautionary statements contained or referred to in this proxy statement should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. The Company undertakes no obligation to update or revise forward-looking statements in this proxy statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

 OUR BUSINESS AND PROPERTIES

        We were incorporated in November 2004 as a Maryland corporation and have elected to be taxed, and currently qualify, as a REIT for federal income tax purposes.

        In September 2005, we commenced a public offering (the "Offering") of shares of our common stock pursuant to which we offered 53,270,000 shares at a price of $10 per share in our primary offering and 965,331 shares of common stock at a price of $9.50 per share in our distribution reinvestment plan (the "DRP"). On December 28, 2007, we terminated the primary component of the Offering. We had earlier terminated the DRP on November 16, 2007. Aggregate gross offering proceeds from the Offering totaled approximately $538.7 million and net offering proceeds after selling commissions, dealer manager fees and organization and offering expenses totaled approximately $481.8 million. We used the net proceeds from the Offering primarily to acquire real estate and real estate-related assets. As of June 30, 2016, we had invested all of the net offering proceeds.

        On November 16, 2007, we commenced a second distribution reinvestment plan offering (the "Second DRP") of up to 6,315,790 shares of common stock at an initial price of $9.50 per share. Shares in the Second DRP were sold at $8.17 from July 26, 2009 through January 14, 2010; at $8.03 from January 15, 2010 through January 13, 2011; and $7.66 from January 14, 2011 through April 15, 2011 as a result of our board of directors announcing estimated per share values pursuant to our amended and restated policy for estimation of common stock value of $8.17, $8.03 and $7.66 on June 22, 2009, January 8, 2010 and January 10, 2011, respectively. We terminated the Second DRP effective April 15, 2011. As of the termination of the Second DRP, we had issued 3,374,198 shares under the Second DRP resulting in gross and net proceeds of $29.8 million. The proceeds raised in the Second DRP were used for general corporate purposes, including, but not limited to, investment in real estate and real estate-related securities, payment of fees and other costs, repayment of debt and funding for our share redemption program.

        As of June 30, 2016, we had issued 56,500,472 shares of our common stock, including 21,739 shares indirectly owned by Behringer, 940,387 shares issued pursuant to the DRP, 3,374,198 shares issued pursuant to the Second DRP, and had redeemed 984,267 shares. In addition, we had 1,000 shares of non-participating, non-voting convertible stock outstanding and no shares of preferred stock issued and outstanding.

        We are externally managed and advised by our Advisor. Our Advisor is responsible for managing our day-to-day affairs and providing services that are essential to us, including asset disposition decisions and property management and leasing services.

        As of June 30, 2016, we wholly owned two properties and consolidated three properties through investments in joint ventures on our condensed consolidated balance sheet. In addition, we had a noncontrolling, unconsolidated ownership interest in a joint venture consisting of 18 properties that are accounted for using the equity method. Capital contributions, distributions and profits and losses of these properties are allocated in accordance with the terms of the applicable partnership agreement.

        As of the date of this proxy statement, we have entered into agreements to sell The Lodge & Spa at Cordillera and certain of the land parcels of Frisco Square. There can be no assurance that these sales will ultimately be completed.

        The following table presents certain information about our consolidated properties as of June 30, 2016:

Property Name	Location	Approximate Rentable Square Footage		Description	Ownership Interest	Year Acquired
Chase Park Plaza	St. Louis, Missouri	—		hotel and condominium development property	100%	2006
Frisco Square(1)	Frisco, Texas		(2)	mixed-use development (multifamily, retail, office, restaurant and land)	(2)	2007
Northpoint Central	Houston, Texas	180,000		nine-story office building	100%	2007
The Lodge & Spa at Cordillera(1)	Edwards, Colorado	—		land, hotel and development property	94%	2007
Royal Island	Commonwealth of Bahamas	—		land	87%	2012

(1)
As of the date of this proxy statement, we have entered into agreements to sell The Lodge & Spa at Cordillera and certain of the land parcels of Frisco Square. There can be no assurance that these sales will ultimately be completed.

(2)
Our Frisco Square mixed-use development consists of 101,000 square feet of office space, 71,000 square feet of retail, a 41,500-square foot movie theater, 114 multifamily units, and approximately 22 acres of undeveloped land that we wholly own, and a 275-unit multifamily project, which was completed in the first quarter of 2016 and in which we own a 90% interest.

PROPOSAL 1

PLAN OF LIQUIDATION PROPOSAL

General

        We are seeking stockholder approval of the Plan of Liquidation Proposal at the Annual Meeting. The Plan of Liquidation was approved by our board of directors on August 26, 2016, subject to stockholder approval. The following summary describes the material provisions of the Plan of Liquidation. This summary does not purport to be complete and may not contain all of the information about the Plan of Liquidation that is important to you. The Plan of Liquidation is attached to this proxy statement as Appendix A and is incorporated by reference into this proxy statement. We encourage you to read it carefully in its entirety for a more complete understanding of the Plan of Liquidation. By approving the Plan of Liquidation, our stockholders will be approving the dissolution of the Company under Section 3-403 of the MGCL.

Background of the Plan of Liquidation

        Our shares are illiquid. Nearly all of our stockholders have been our investors for between nine and eleven years. From the earliest stages of our life cycle, our business plan was to pursue a liquidity date within six years of the termination of our offering stage, i.e., by the end of 2013. Since 2011, we have characterized our Company as being in the disposition phase of its life cycle. In 2012, however, our board of directors determined that it was in our best interest to delay a liquidity event in order to have additional time to better position our assets for sale. On January 29, 2014, our board of directors formed a special committee composed of all of our independent directors to consider strategic alternatives and delegated to the special committee the maximum powers delegable under Maryland law.

        In the fall of 2014, a third party ("Party A") expressed an interest in acquiring our Company. After negotiation and execution of a confidentiality agreement and the review of Company information, which occurred over a period of months, on August 10, 2015, Party A delivered a non-binding letter indicating an interest in buying substantially all of our assets for a price between $56,500,000 and $62,150,000 and the assumption of "certain indebtedness of the Company." The indication of interest required a 60-day exclusivity period during which we could not participate in discussions with other parties regarding the sale of any substantial portion of our assets and only after which would Party A begin negotiations toward a definitive agreement.

        Our Advisor recommended that we not agree to the 60-day exclusivity period and not invest additional resources in pursuing a whole-entity portfolio sale transaction with Party A for several reasons, including (i) a price that was viewed as a substantial discount (perhaps more than 50%) from the total value of our assets in the third quarter of 2015 when the letter of interest was received, (ii) the negative impact of a 60-day exclusivity period on the Company's then ongoing efforts to dispose of assets, (iii) questions regarding Party A's ability to finance the transaction, and (iv) prior dealings with Party A in which they failed to consummate a purchase agreement after a lengthy period of negotiations and due diligence. Our board of directors agreed with our Advisor's recommendation, and we informed Party A that we had no interest in pursuing the matter.

        On October 8, 2015, a broker purporting to represent a third party ("Party B") indicated that Party B had an interest in acquiring the Company's then remaining assets (Chase Park Plaza, the Central Europe Portfolio, Frisco Square (including The Ablon at Frisco Square then under development), Alexan Black Mountain, Las Colinas Commons, Northborough Tower, Northpoint Central, Royal Island, and The Lodge & Spa at Cordillera) for $250,000,000 plus the assumption of debt associated with two of the assets (The Ablon at Frisco Square and the Central Europe Portfolio), with the Company responsible for paying off approximately $127,473,000 of debt associated with the other properties. On October 22, 2015, we contacted Party B and asked that they execute a confidentiality agreement.

        On October 22, 2015, representatives of Party A met with the chairman of the special committee and expressed an interest in again pursuing a transaction to acquire the assets of the Company. We agreed to share additional information with Party A in order to assist them in appreciating the full value of our assets and a second confidentiality agreement was executed. On December 9, 2015, Party A delivered a revised valuation summary indicating that Party A valued the Company at approximately $71,881,000. After a meeting of our board of directors to consider the indication of interest, on December 18, 2015, we delivered another letter to Party A indicating that we had no interest in pursuing negotiations due to Party A's significant undervaluation of our portfolio. Later that day, Party A delivered a revised valuation summary and indication of interest reflecting that Party A valued the Company at approximately $86,961,000.

        On December 21, 2015, the broker purporting to represent Party B delivered a revised indication of interest for a purchase price of the specified assets that was $60 million lower than that included in the prior indication of interest, noting deterioration of the Houston market and higher debt pricing. Party B never signed a confidentiality agreement as requested by the Company on October 22, 2015, and, to date, has not pursued further discussions.

        After further dialogue between our Advisor and Party A, on January 22, 2016, Party A indicated an interest in acquiring some of our assets, including Chase Park Plaza, Chase Park restricted cash, The Ablon at Frisco Square, The Lodge & Spa at Cordillera, the Central Europe Portfolio and Bowen Mineral Rights (the "Primary Portfolio") at an equity value (i.e., after debt assumption and other adjustments) of $45,626,000 and a willingness to acquire other properties not included in the Primary Portfolio, which it believed the Company was then in negotiations to dispose of with third parties, including Frisco Square, Chase Park Condo, Las Colinas Commons, Northpoint Central, and Northborough Tower for a total equity value of $25,090,000 (the "Put Assets"). Party A was not willing to acquire Royal Island.

        After engaging in discussions with several potential investment banks, the special committee engaged Baird, an independent investment banking firm, on February 12, 2016 to serve as its financial advisor in connection with the evaluation of strategic alternatives and the possible execution of a liquidity event. Baird became familiar with our assets and operations and assisted the special committee with its review of strategic alternatives.

        A representative of Baird spoke on multiple occasions with representatives of Party A regarding its indication of interest. A representative of Baird also spoke with the broker purporting to represent Party B. The Baird representative informed the broker that it is the Company's policy to have all discussions about potential transactions directly with the buyer. As noted above, we did not hear directly from Party B thereafter.

        On April 14, 2016, representatives of Baird met with the special committee to discuss its views with respect to our strategic alternatives, including: (i) pursuing a plan of liquidation, (ii) seeking to dispose of our assets through a merger or a whole-entity portfolio sale, and (iii) pursuing a longer-term strategy with our Advisor or a new advisor. Baird also analyzed the most recent offer received from Party A in January 2016 and described above, and, after making certain assumptions, estimated that Party A's indication of interest (if a deal could be consummated on the terms indicated) would represent a per share consideration to our stockholders of $1.43 after giving effect to transaction costs but before giving effect to the other substantial costs of winding down the Company, such as general and administrative costs incurred during the wind-down period. Baird expressed its view that pursuing a plan of liquidation was likely to be our best option.

        After the special committee's discussions with Baird in April 2016, the members of the committee believed that an orderly sale of our assets was likely to be in the best interest of our stockholders. The committee directed our Advisor to prepare a detailed strategy for the marketing and sale of each of our remaining assets.

        On June 8, 2016, our Advisor presented its recommended strategy for the marketing and sale of each of our remaining assets. Following the presentation, the board of directors (i) directed our officers and the Advisor to develop and prepare a plan of liquidation and this proxy statement and (ii) directed and authorized our officers and the Advisor to engage, on our behalf, a third party to estimate the value of our assets and the amount that our stockholders would likely receive in connection with a plan of liquidation.

        On June 14, 2016, we received an indication of interest from Party A marked "Draft of March 7, 2016" to acquire the Primary Portfolio for a net equity value of $45,626,000 and the Put Assets for a net equity value of $25,090,000. On that date, Party A also delivered an indication of interest to acquire Chase Park Plaza as a single-asset sale. On June 16, 2016, the special committee met and decided to reject the latest potential offers from Party A for the same reasons its prior indications of interest were deemed insufficient to warrant agreeing to an exclusive period of negotiations with only Party A.

        On June 17, 2016, we received a signed non-binding indication of interest from Party A to acquire the Primary Portfolio for a net equity value of $47,626,000 and the Put Assets for a net equity value of $24,290,000. After further communications among the special committee members, on June 20, 2016, the chairman of the special committee delivered a letter to Party A indicating that the proposed purchase price was too low to justify an exclusivity arrangement and inviting Party A to bid on individual properties as they are marketed more widely.

        On July 16, 2016, we engaged Capright, an independent appraisal firm, to perform the valuation of our assets and prepare the opinion set forth at Appendix B to this proxy statement.

        On August 26, 2016, the special committee and the board of directors met with representatives of our Advisor, Baird, Capright and Company outside counsel. At the meeting, Capright delivered a form of its valuation opinion, the Advisor presented and recommended the Plan of Liquidation, and Baird reiterated its view that the Plan of Liquidation was likely to be our best option. Our board of directors and our Advisor, Baird and Capright discussed the estimated proceeds that would be received from an orderly individual asset sales approach concluding in late 2017 to mid-2018. Based on advice from Baird and our Advisor, our board of directors concluded that those amounts were likely to be higher than the amounts that could be received from the sale of the entire Company due to the disparate nature of our assets and the likely small number of potential buyers for a diverse portfolio such as ours. Capright estimates that our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share. This estimate is based upon market, economic, financial and other circumstances and conditions existing as of August 31, 2016, and any changes in circumstances and conditions while we implement the Plan of Liquidation as described below could have a material effect on the ultimate amount of proceeds received by our stockholders.

        Our board of directors also discussed the benefits and risks of a longer-term hold strategy for our assets, noting in particular (i) the high general and administrative costs of being a public company relative to our small size and (ii) our dependence on our Advisor for the management of our Company, especially in light of the recent shift of the business of our sponsor away from real estate and the challenges facing our Advisor associated with the internalizations and listings of TIER REIT and Monogram Residential Trust, two Behringer-sponsored programs that were the largest programs advised by our sponsor and that have transitioned to a self-managed structure. Our sponsor no longer receives fee income from those programs. Our board also discussed the difficulties we would face in trying to replace our Advisor, including the risk of disruption of our business and increased costs.

        Our board of directors also considered the challenges in executing the Plan of Liquidation, including the risk of delays in selling our assets, especially due to potential deadlocks with our joint venture partners and the need for certain governmental approvals. (See "Risk Factors.") The risks discussed included the tax implications of receipt of interests in a liquidating trust, the greater general and administrative costs associated with ongoing operations during our liquidation phase and the risk of continued reliance on our Advisor in light of the changes to its business.

        Based on these considerations, the special committee unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in the best interests of the Company, and approved the Plan of Liquidation. Based upon the factors discussed more thoroughly below under the heading "Reasons for the Liquidation," the special committee concluded that a liquidation at this time would be more likely to provide you with a greater return on your investment within a reasonable period of time than you would receive through other alternatives reasonably available to us. Accordingly, the special committee approved the sale of all of our assets and our dissolution in accordance with the terms of the Plan of Liquidation, pending your approval. The special committee also unanimously recommended that our board of directors approve the sale of our assets and our dissolution in accordance with the terms of the Plan of Liquidation and that our stockholders approve the Plan of Liquidation Proposal. After due consideration, our board of directors then unanimously determined that the terms of the Plan of Liquidation are fair to you, advisable and in the best interests of the Company, and approved the sale of all of our assets and our dissolution in accordance with the terms of the Plan of Liquidation, pending your approval. Our board of directors also unanimously recommended that our stockholders approve the Plan of Liquidation Proposal.

Reasons for the Liquidation

        Our board of directors and the special committee each concluded that a liquidation at this time would be more likely to provide you with a greater return on your investment within a reasonable period of time than you would receive through other alternatives reasonably available to us.

        In reaching this conclusion, our board of directors and the special committee each considered a number of factors that we believe have made the liquidation of our assets desirable at this time, including (i) the fixed costs of running a small public REIT, particularly when those costs are borne by a relatively small asset base, (ii) our dependence on our Advisor and changes in our Advisor's business, (iii) the lengthy period during which our stockholders have held our illiquid shares, and (iv) other factors discussed in more detail in this proxy statement. Capright estimates that our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share. We believe that market conditions are favorable for several reasons, including the low cost of debt and low capitalization rates. We note, however, that the estimated range of net liquidation proceeds is based upon market, economic, financial and other circumstances and conditions existing as of the date of this proxy statement, and any changes in such circumstances and conditions while we implement the Plan of Liquidation as described below could have a material effect on the ultimate amount of proceeds received by our stockholders.

        In reaching their determinations, our board of directors and the special committee also considered the following supporting factors:

  •
  the recommendations from our Advisor that it would be advantageous to liquidate the Company and its properties in the near term, rather than over an extended period, and similar advice from Baird to the special committee;

  •
  our evaluation of possible alternatives to the liquidation, including: seeking to dispose of our assets through a merger or a portfolio sale; listing shares of our common stock on a national stock exchange or on a quotation system of a national securities association; or pursuing a longer-term strategy with our Advisor or a new advisor; following which, based on a variety of factors, including the observations of Baird and our Advisor and the findings of our board of directors and the special committee, our board and the special committee each concluded that none of the alternatives considered were reasonably likely to provide greater value to our stockholders than the proposed Plan of Liquidation;

  •
  the written opinion of value of Capright dated August 31, 2016, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion attached as Appendix B to this proxy statement;

  •
  Capright's estimation that our net proceeds from liquidation could range between approximately $1.75 and $2.01 per share of our common stock;

  •
  our board's and the special committee's belief that the estimated range of net proceeds from liquidation is fair relative to the board's and special committee's own assessment of the Company's current and expected future financial condition, earnings, business opportunities, strategies and competitive position and the nature of the market environment in which we operate;

  •
  the current and expected future illiquidity of your shares that will continue if we continue as a going concern;

  •
  the per share price to be received by you in the liquidation is payable in cash or interests in the liquidating trust (which would distribute any remaining net proceeds of the liquidation in cash), thereby eliminating uncertainties in valuing the consideration to be received by you;

  •
  the significant time period during which our stockholders have held illiquid shares;

  •
  the terms and conditions of the Plan of Liquidation;

  •
  the fact that the Plan of Liquidation Proposal is subject to approval by our stockholders and allows stockholders to have a direct vote on whether they concur with the proposal as a favorable outcome for the Company and our stockholders;

  •
  market-dictated discounts we might have incurred through the sale of our company in its entirety, either through a merger or portfolio sale;

  •
  the general and administrative costs of being a public company;

  •
  the significant costs of compliance with federal, state and local tax filings and reports and general maintenance of our status as a REIT, under the applicable provisions of the Code;

  •
  concerns regarding the financial health of our Advisor, especially in light of the recent shift of the business of our sponsor away from real estate and the challenges facing our Advisor associated with the internalizations and listings of TIER REIT and Monogram Residential Trust;

  •
  the greater uncertainty, in the absence of a Plan of Liquidation, of whether asset sales will trigger the 100% "prohibited transaction" tax (which is imposed on transactions that are considered to be dealer sales to customers in the ordinary course of business) (see "Material United States Federal Income Tax Consequences"); and

  •
  the potential tax benefits to our U.S. stockholders (because distributions received by U.S. stockholders pursuant to the Plan of Liquidation are treated first as return of the tax basis in the stockholder's shares, with any excess treated as capital gain, while distributions that are not pursuant to the Plan of Liquidation are includable in the U.S. stockholder's taxable income as dividends to the extent that the Company has current or accumulated earnings and profits (see "Material United States Federal Income Tax Consequences").

        Our board of directors and the special committee each believe that each of these factors generally support their determinations and recommendations. In addition to the risk factors noted above under "Risk Factors", our board of directors and the special committee each also considered a number of potentially negative factors concerning the Plan of Liquidation, including, without limitation, those listed below:

  •
  there can be no assurance that we will be successful in disposing of our assets for values such that our net proceeds from liquidation are between approximately $1.75 and $2.01 per share or that the dispositions will occur as expected;

  •
  the risk that interest rates, the availability of financing, general economic conditions, real estate tax rates, competition in the real estate market, the availability of suitable buyers and other conditions could change while we implement the Plan of Liquidation, which could have an adverse material effect on the ultimate amount or timing of proceeds received by our stockholders;

  •
  the fact that after the sale of our assets you will no longer participate in any future earnings or growth of our assets or benefit from any increases in the value of our assets;

  •
  the fact that, under Maryland law, our stockholders are not entitled to appraisal rights or to any similar rights of dissenters in connection with the Plan of Liquidation;

  •
  the actual or potential conflicts of interest that certain of our executive officers and non-independent director and our Advisor have in connection with the liquidation, including those identified under the headings "Risk Factors" and "Interests in the Liquidation that Differ from Your Interests;"

  •
  the costs that we will incur in carrying out the liquidation, including significant legal, accounting and financial advisory fees and costs under our current advisory agreement with our Advisor;

  •
  the fact that pursuing the Plan of Liquidation could cause us to lose our qualification as a REIT, and the potential adverse tax consequences of such disqualification;

  •
  the fact that the announcement and consummation of the Plan of Liquidation may have an adverse impact on our existing and prospective business relationships with tenants and other third parties;

  •
  the potential delay in selling certain of our assets due to potential deadlock events with our joint venture partners and the need for governmental approvals in connection with the sale of certain of our assets, including the risks of delay identified under the heading "Risk Factors;"

  •
  we may determine to transfer unsold assets to a liquidating trust and distribute interests in the liquidating trust to our stockholders, which may cause stockholders to recognize taxable gain without a corresponding distribution of cash at the time of such distribution and may also cause ongoing adverse tax consequences (particularly to tax-exempt and non-U.S. stockholders, which may be required to file U.S. tax returns with respect to their share of income generated by the liquidating trust) (see "Material United States Federal Income Tax Consequences"); and

  •
  the Plan of Liquidation execution risk in light of our continued dependence on our Advisor.

        The above discussion concerning the information and factors considered is not intended to be exhaustive or presented in any order of priority, but includes the material factors considered by our board of directors and the special committee in making their determinations. In view of the variety of factors considered in connection with their evaluation of the Plan of Liquidation and the proposed liquidation, our board of directors and the special committee did not quantify or otherwise attempt to assign relative weights to the factors they considered. Individual members of our board or the special committee may have given different weight to different factors and, therefore, may have viewed certain factors more positively or negatively than others. Our board of directors and the special committee did not reach any specific conclusion with respect to any of the factors or information considered.

Recommendations of Our Board of Directors and the Special Committee

        On August 26, 2016, our board of directors and the special committee each unanimously determined that a liquidation at this time will be more likely to provide you with a greater return on your investment within a reasonable period of time than you would receive through other alternatives reasonably available to us. Our board of directors and the special committee also determined that the terms of the Plan of Liquidation are fair to you, advisable and in the best interests of the Company. Accordingly, our board of directors and the special committee each approved the sale of all of our assets and our dissolution in accordance with the Plan of Liquidation, pending your approval, and unanimously recommend that you vote FOR the approval of the Plan of Liquidation Proposal.

Uses of Liquidation Proceeds

        We have summarized below the estimated uses of the cash proceeds we expect to receive in the transactions contemplated by the Plan of Liquidation. Capright estimates that our net proceeds from liquidation will range between approximately $1.75 and $2.01 per share. Our actual uses of the liquidation proceeds will vary from those summarized below, depending on the actual dates of the closings of, and the amounts received in, the sale of our assets and the amount needed to pay or provide for our liabilities and expenses, including any reserves established to satisfy contingent liabilities.

Estimated Uses of Liquidation Cash Proceeds(1)
(in thousands)

	Low End of Estimated Range(1)	High End of Estimated Range(1)
Gross sale proceeds real estate assets(2)	$226,575	$276,925
Less: Debt repayments, noncontrolling interest (including promote) and transaction costs	(150,356)	(183,768)

Net proceeds from sale of real estate	76,219	93,157
Projected cash balance(3)	25,164	23,862
Company liquidation costs and reserves(4)	(2,751)	(3,363)
Company valuation	$98,632	$113,656

(1)
Reflects low and high ends of range of estimated liquidation value.

(2)
Includes estimated gross sales proceeds from asset sales by our unconsolidated joint venture at 100%.

(3)
Projected cash balance includes current cash and restricted cash balances adjusted for receivables payable, other assets and liabilities and estimates for net cash used in operations through liquidation.

(4)
Liquidation costs and reserves are estimates of costs to wind down operations and liquidate the Company and its related entities.

Opinion of Value of Capright

        Capright was engaged by us on July 16, 2016 to provide an opinion as to the estimated range of values per share to be received by our stockholders in connection with the Plan of Liquidation.

        The Capright written opinion of value, dated August 31, 2016, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to this proxy statement. Capright provided its opinion of value for the information and assistance of our board of directors in connection with its consideration of the Plan of Liquidation. You are encouraged to read the opinion of value in its entirety. The Capright opinion constitutes neither a net asset valuation, a fairness opinion for a potential or contemplated transaction, a recommendation to you as to how you should vote on the proposals set forth in this proxy statement nor a guarantee as to the actual amount of consideration that will be received by you under the Plan of Liquidation. The material assumptions and qualifications to the opinion of value are summarized below, although this summary does not purport to be a complete description of the various inquiries and analyses undertaken by Capright in rendering the opinion of value.

        Although our Advisor, the special committee, and the board of directors advised Capright that certain assumptions were appropriate in their view, we imposed no conditions or limitations on the scope of the investigation by Capright or on the methods and procedures to be followed by Capright in rendering the opinion. The fees and expenses of Capright will be treated as a transaction expense and will be borne by us. In addition, we have agreed to indemnify Capright against certain liabilities.

        Before rendering its opinion, Capright reviewed:

  •
  the Plan of Liquidation;

  •
  a substantially final draft of this proxy statement;

  •
  our historical financials, including income statements, balance sheets, debt information, and property-specific equity contribution and distribution schedules as of July 31, 2016;

  •
  our projected financials including income statements;

  •
  underwriting development budgets and construction budgets prepared by the development partner and the Company;

  •
  property-specific joint venture agreements;

  •
  portfolio composition and property sale timing guidance provided by our Advisor;

  •
  MAI appraisals prepared by Capright and utilized in our estimated per share value as of August 31, 2016 ("MAI Appraisals");

  •
  the valuation of the Central Europe Portfolio prepared by bank appraisers for the European lenders as of March 31, 2016;

  •
  other financial and operating information requested from or provided by our Advisor, including operating cash flows, our cash flow projections, cash flow projections based on the MAI Appraisals, corporate-level costs such as general and administrative expenses and asset management fees, and estimates of transaction costs; and

  •
  the financial terms of recent transactions involving comparable properties in geographies and for uses comparable to our properties.

        Capright also consulted with relevant market participants and performed such other analyses, and considered such other factors as it considered appropriate.

        Capright relied on the following sources in determining the major assumptions involved in its analysis:

  •
  the MAI Appraisals;

  •
  information and guidance provided by our Advisor;

  •
  publications, subscription services and other resources to measure current market conditions for each asset; and

  •
  a proprietary comparable transaction database maintained by Capright.

Qualifications to Opinion of Value

        With the Company's consent, Capright assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to it by the Company or any other party, and Capright did not have any duty or responsibility to verify independently any of that information. Capright did not make, obtain or seek an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company, other than the MAI Appraisals. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with Capright, with the Company's consent, Capright assumed that such forecasts and other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company. Capright was not requested to express a view as to any such forecasts, estimates or other information or data or the bases and assumptions on which they were prepared.

        Capright's opinion was based upon market, economic, financial and other circumstances and conditions existing and disclosed to Capright as of August 31, 2016.

        Capright was not requested to express an opinion as to the underlying business decision of the Company to effect the transactions contemplated by the Plan of Liquidation, the structure or tax consequences of the Plan of Liquidation or the availability or advisability of any alternatives to the Plan of Liquidation. Capright did not structure the Plan of Liquidation. Capright did not express any opinion as to the likely valuation of the Company following the announcement or consummation of the Plan of Liquidation or the future value of the properties. Capright's opinion was limited to the estimated range of values per share to be received by our stockholders in connection with the Plan of Liquidation. Capright expressed no opinion with respect to any other reasons, legal, business or otherwise, that may support the decision of the Company and its stockholders to approve or consummate the Plan of Liquidation. Capright did not express an opinion with respect to the fairness of the amount or nature of any compensation, if any, to any of the Company's directors, officers, principals, partners, stockholders or employees, or any class of such persons relative to others. In formulating its opinion, Capright considered only what it understood to be the Plan of Liquidation as set forth in this proxy statement. Capright did not consider, and its opinion did not address, any other payments that may be made to the Company or its employees or other stakeholders in connection with the Plan of Liquidation.

        In arriving at its opinion, Capright did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Capright believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. The delivery of the opinion was approved by all of Capright's principals.

        Capright's opinion was addressed solely to the board of directors to assist it in connection with its consideration of the Plan of Liquidation. Capright's opinion is for the information of the Company and its stockholders in evaluating the Plan of Liquidation and does not constitute a recommendation to any stockholder of the Company regarding how or whether a stockholder should approve the Plan of Liquidation, nor is it intended to confer rights or remedies upon the stockholders of the Company. Furthermore, Capright's opinion should not be construed as creating any fiduciary duty on the part of Capright to any such party.

        The analyses performed by Capright are not necessarily indicative of actual values, trading values or actual future results of the Company's common stock that might be achieved, all of which may be significantly more or less favorable than suggested by the opinion of value. The analyses do not purport to reflect the prices at which the properties may actually be sold, and such estimates are inherently subject to uncertainty. The actual value of the Company's common stock may vary significantly depending on numerous factors that generally impact the price of securities, the financial condition of the Company and the state of the real estate industry more generally. Accordingly, with respect to the estimated range of values per share to be received by the Company's stockholders, neither the Company nor Capright can give any assurance that:

  •
  a stockholder would be able to resell his or her shares at this estimated value per share;

  •
  a stockholder would ultimately realize distributions per share equal to the Company's estimated net asset value per share upon liquidation of the Company's assets and settlement of the Company's liabilities or a sale of the Company; or

  •
  the Company's shares would trade at a price equal to or greater than the estimated range of net liquidation proceeds per share discussed in this proxy statement if the Company listed them on a national securities exchange.

        The estimated range of values per share to be received by our stockholders pursuant to the Plan of Liquidation was determined as of August 31, 2016; however, the value of the Company's shares will fluctuate over time as a result of, among other things, developments related to individual assets and responses to the real estate and capital markets.

Situation Overview

        In performing its analyses, Capright was provided a proposed schedule and grouping of asset sales and scenarios based on leasing stages and other property-specific characteristics.

        Capright relied on the MAI Appraisals dated as of August 31, 2016 as a basis for the valuation of each asset. Capright also relied on financial information provided by our Advisor. In addition, Capright analyzed operating cash flows and corporate-level costs such as general and administrative expenses and asset management fees to derive an ending cash balance to be incorporated in the valuation range.

Valuation Methodology

        As of the date of the opinion of value, the Company's real estate portfolio consisted of seven operating assets. In connection with the assignment, Capright prepared MAI Appraisals for five of the operating assets as of August 31, 2016.

        In the case of the Central Europe Portfolio, Capright reviewed and relied upon the valuation of an appraisal of the properties in the portfolio previously prepared by bank appraisers for the European lenders as of March 31, 2016.

        In the case of Royal Island, the asset was assumed to have no equity value as it was in the process of being sold or transferred to the lender for discharge of the debt.

        The valuation analyses of the operating assets relied primarily on the income capitalization approach, and depending on the market convention, either discounted cash flow (DCF) or direct capitalization techniques were employed. The sales comparison approach was the primary approach to value for vacant development land and was used as a test of reasonableness of the value estimates for income-producing assets.

        The individual value estimates for the operating assets were subsequently adjusted and used as a basis for estimating a share value. Relevant adjustments included deduction for payment of mortgage debt and other obligations, promote payments to JV partners, liquidation discount adjustments, termination reserves, Advisor operating reserves and estimated transaction costs.

        Other assets and liabilities that were considered in Capright's estimate of the Company's share valuation were cash, restricted cash, accounts receivable, prepaid and other assets, accounts payable and accrued liabilities and net inter-company receivables/payments. These items were estimated based on an updated balance sheet for the Company as of July 31, 2016.

        Considering the diverse nature of the Company's operating assets, Capright determined that an entity-level sale would likely occur at a significant discount to liquidating the assets individually. As such, an entity-level sale valuation scenario was not deemed appropriate in estimating the Company's share value.

Capright Valuation

        In creating a valuation range for the Company, Capright considered the constrained liquidity of some of the Company's operating assets and, based on industry experience, determined that an appropriate range would be 10% from a mean share value estimate of all net assets except for cash and restricted cash which were valued at par.

        Based upon and subject to the foregoing, Capright rendered an opinion that as of August 31, 2016, the estimated range of values per share to be received by the Company's stockholders pursuant to the Plan of Liquidation is $1.75 to $2.01, based on a share count of approximately 56,500,472 shares issued and outstanding as of August 31, 2016.

        As with any valuation methodology, the methodologies considered in estimating the range of values were based upon all of the foregoing estimates, assumptions, judgments and opinions, which may, or may not, prove to be correct; and the use of different estimates, assumptions, judgments or opinions could have resulted in significantly different estimates of the value of the Company's shares.

Compensation and Material Relationships

        Capright has been paid a fee of $98,000 for its services as described in this proxy statement and in preparation of the opinion. In addition, Capright will be reimbursed for reasonable out-of-pocket expenses, including legal fees, and Capright will be indemnified against certain liabilities, including certain liabilities under the securities laws. The fee was negotiated between the special committee and Capright. Payment of the fee to Capright is not dependent upon completion of the liquidation or upon Capright's findings.

        During the two years prior to the date of this proxy statement, the Company engaged Capright to provide an estimated share value analysis of the Company as of September 30, 2014. The Company also engaged Capright to provide an appraisal of Frisco Square as of February 1, 2016. Capright is solely in the business of providing third-party valuation and consulting services and does not otherwise engage in brokerage or any contingency-based transactional services.

Interests in the Liquidation that Differ from Your Interests

        In considering the recommendations of our board of directors and the special committee with respect to the Plan of Liquidation Proposal, you should be aware that our non-independent director, our officers and our Advisor have interests in the liquidation that are different from your interests as a stockholder.

        Our Advisor earns asset management fees from us and receives reimbursement of certain of its operating costs. If, as we expect, the Plan of Liquidation takes nearly two years to effect, our Advisor will earn fees and receive reimbursements for a longer period of time than if we were to sell our entire

Company quickly through a merger or other whole-entity sale. We project that we will pay our Advisor approximately $1.8 million in 2017 and approximately $150,000 in 2018 as we implement the Plan of Liquidation, although this estimate will vary with the speed at which we sell assets and other factors.

        Consequently, our non-independent director, our officers (who are employees of our Advisor) and our Advisor may be more likely to support the Plan of Liquidation than might otherwise be the case if they did not expect to receive those payments. Our board of directors and the special committee were aware of these actual and potential conflicts of interest and considered them in making their respective recommendations.

Current Litigation Arising From our Actions in Connection with the Plan of Liquidation

        There is currently no litigation arising from our actions in connection with the Plan of Liquidation.

Principal Provisions of the Plan of Liquidation

        The following is a brief summary of the material provisions of the Plan of Liquidation. The following summary is qualified in its entirety by reference to the Plan of Liquidation, which we have attached as Appendix A to this proxy statement and is incorporated by reference into this proxy statement. We encourage you to read the Plan of Liquidation in its entirety.

        Pursuant to the Plan of Liquidation we will, among other things, undertake the following:

  •
  Dispose of all of our assets, which we expect to accomplish within 24 months after approval of the Plan of Liquidation. Although we currently anticipate that we will sell our assets for cash and our discussion in this proxy statement contemplates that we will receive cash for the sale of our assets, the Plan of Liquidation provides that our assets may be sold for cash, notes or such other assets as may be conveniently liquidated or distributed to stockholders.

  •
  Liquidate and dissolve the Company and distribute the net proceeds from liquidation in accordance with the provisions of our charter and applicable law.

  •
  Pay or provide for our liabilities and expenses, which may include the purchase of insurance or the establishment of a reserve fund to provide for payment of contingent or unknown liabilities.

  •
  Distribute the remaining proceeds of the liquidation to you after the payment of or provision for our liabilities and expenses, in accordance with our charter and bylaws, and take all necessary or advisable actions to wind-up our affairs.

  •
  If we cannot sell our assets and pay our liabilities within 24 months after your approval of the Plan of Liquidation, or if our board of directors and the special committee otherwise determines that it is advisable to do so, we may transfer our remaining assets and liabilities to a liquidating trust and distribute the interests in the liquidating trust to you.

  •
  Wind-up our operations and dissolve the Company, all in accordance with the Plan of Liquidation attached as Appendix A.

        Under the Plan of Liquidation, the board of directors or, if a liquidating trust is established, the trustees of the liquidating trust may modify, amend or abandon the Plan of Liquidation, notwithstanding stockholder approval, to the extent permitted by the MGCL. We do not plan to amend or modify the Plan of Liquidation under circumstances that would require additional stockholder solicitations under the MGCL or the federal securities laws without complying with the MGCL and the federal securities laws.

Liquidating Distributions and Procedures

        We currently anticipate paying one or more liquidating distributions to our stockholders. We intend to pay the final liquidating distribution to our stockholders no later than 24 months after approval of the Plan of Liquidation, although the timing of this distribution will depend on when we sell our assets. We cannot assure you that the final distribution will be paid within that 24-month period.

        The Plan of Liquidation gives us the authority, in our discretion, to determine how best to provide for any unknown or contingent liabilities consistent with Maryland law. We may obtain insurance policies to cover such costs and/or establish a reserve fund out of which to pay such costs. If a reserve fund is established, we would expect a final liquidating distribution to be paid once the manager of the reserve fund determines that no further claims are likely to be made. Such a determination could be made, for example, upon the expiration of the time periods specified in the statutes of limitations applicable to the type of claims that may be made against the reserve. If a reserve fund is created, the final payout of the Company's assets remaining after payment of claims against the reserve fund to our stockholders may not occur for three or more years following the filing of our Articles of Dissolution.

        The aggregate of all liquidating distributions may be less or more than the amounts we anticipate. The actual amounts and times of payment of the liquidating distributions to be paid to you will be determined by the special committee in its discretion. If you transfer your shares during the liquidation, the right to receive liquidating distributions will transfer with those shares.

Liquidating Trust

        If all of our assets are not sold or distributed within 24 months after the approval of the Plan of Liquidation by our stockholders, or if unpaid liabilities remain outstanding, we may transfer any assets not sold or distributed, including any reserve fund or other cash on hand, to a liquidating trust. The creation of a liquidating trust may be necessary to avoid losing our status as a REIT after the 24-month period following adoption of the Plan of Liquidation. We may also create a liquidating trust prior to that time in order to avoid the costs of operating as a public company, or if our board of directors and special committee determine that it is otherwise advantageous or appropriate to do so. If we establish a liquidating trust, we would distribute to our stockholders at that time common shares of beneficial interests in the liquidating trust in proportion to the number of shares of common stock owned by such holders. The purpose of any liquidating trust will be to liquidate any remaining assets on terms satisfactory to the liquidating trustees and, after paying any of our remaining liabilities, distribute the proceeds of the sale of assets formerly owned by us to the holders of the interests in the liquidating trust. The liquidating trust will be obligated to pay any of our expenses and liabilities that remain unsatisfied. Approval of the Plan of Liquidation will constitute the approval by our stockholders of the establishment of a liquidating trust, the board's appointment of one or more individuals, who may or may not be former members of our board of directors or officers, or corporate persons to act as trustee or trustees and the terms of any declaration of trust adopted by our board of directors. We expect that interests in the liquidating trust will not be freely transferable. Therefore, the recipients of interests in the liquidating trust will not realize any value from these interests unless and until the liquidating trust distributes cash or other assets to them, which will be solely in the discretion of the trustees.

        Any plan to transfer assets to a liquidating trust is only a contingency plan. Therefore, our board of directors has not determined the detailed terms or structure for a liquidating trust. The characteristics of any liquidating trust will be determined by our board of directors at a future date depending on factors such as the number and value of assets to be held by the liquidating trust and the number of holders of interests in the liquidating trust.

Dissolution

        The Plan of Liquidation authorizes our officers, when appropriate, to file Articles of Dissolution and to take any other appropriate and necessary action to dissolve our company under Maryland law.

Reporting Requirements

        Whether or not the Plan of Liquidation is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with such reporting requirements is economically burdensome. If the Plan of Liquidation is approved by our stockholders, after filing our Articles of Dissolution, in order to curtail expenses, we expect to seek relief from the SEC from the reporting requirements under the Exchange Act (other than with respect to the filling of current reports on Form 8-K), but there can be no assurances that such relief will be granted by the SEC.

Our Common Stock

        We currently intend to close our stock transfer books on the dissolution date and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates).

        Our common stock is not currently listed on a stock exchange.

        We intend to make a public announcement of the anticipated filing date of the Articles of Dissolution at least three business days in advance of the filing.

Regulatory Approvals

        We are not aware of any United States federal or state regulatory requirements that must be complied with or approvals obtained in connection with the Plan of Liquidation, other than in connection with the filing of this proxy statement with the SEC, the deregistration of our common stock under the Exchange Act and any requirements of the MGCL.

Appraisal or Dissenters' Rights

        Under Maryland law, our stockholders are not entitled to appraisal rights or to any similar rights of dissenters for their shares of our common stock in connection with the transactions contemplated by the Plan of Liquidation.

Vote Required

        The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required for the approval of the Plan of Liquidation Proposal. This means that, of the shares of common stock entitled to vote on the proposal (regardless of whether the holders of such shares are present in person or by proxy at the Annual Meeting), a majority must vote in favor of the Plan of Liquidation Proposal in order for the Plan of Liquidation Proposal to be approved. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE APPROVAL OF
THE PLAN OF LIQUIDATION PROPOSAL

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

        The following discussion summarizes the material United States federal income tax considerations that may be relevant to you from the transactions described in this proxy statement. This discussion is based on the laws, regulations (whether final, temporary or proposed), rulings and judicial decisions now in effect, all of which are subject to change, and some of which may have retroactive effect. We have not sought any ruling from the IRS with respect to the statements made and the conclusions reached in this discussion, and there can be no assurance that the IRS will agree with all of such statements and conclusions. This discussion assumes that we have qualified at all times throughout our existence, and will continue to qualify until our liquidation, as a real estate investment trust, or, REIT for United States federal income tax purposes. The following discussion is not exhaustive of all possible tax considerations. This summary neither gives a detailed discussion of any state, local or foreign tax considerations nor does it discuss all of the aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances or to certain types of stockholders (including insurance companies, tax-exempt entities, financial institutions or broker-dealers, foreign corporations or partnerships and persons who are not citizens or residents of the United States) subject to special treatment under the United States federal income tax laws.

        YOU ARE ADVISED TO CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU FROM THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT AND YOUR RECEIPT OF DISTRIBUTIONS FROM US IN CONNECTION WITH THE PLAN OF LIQUIDATION.

United States Federal Income Tax Consequences to the Company and Our Stockholders

United States Federal Income Tax Consequences to the Company

        For U.S. federal income tax purposes, we are taxed as a REIT under Sections 856 through 860 of the Code. If the Plan of Liquidation is approved by the stockholders, we currently expect that we will continue to qualify as a REIT prior to the final distribution of assets. However, in order for us to continue to qualify as a REIT, we must satisfy a number of asset, income and distribution tests and there can be no assurances that we will be able to satisfy these tests throughout the period during which we would liquidate our assets. For example, in order to maintain our REIT status, we must, among other things, continue to derive income from qualified sources, principally rents from real property, interest from mortgages on real property and gains from the sale or exchange of real estate assets. In addition, our principal investments must continue to be in real estate assets. We plan to sell substantially all of our assets if the Plan of Liquidation is approved. Accordingly, there can be no assurances that we will be able to satisfy these tests throughout the period during which we would liquidate our assets pursuant to the Plan of Liquidation and the failure to satisfy such tests could cause us to lose our qualification as a REIT. The board of directors has the authority under the Plan of Liquidation to cause us to discontinue our status as a REIT at any time if the board finds it in the best interest of our stockholders to do so.

        The Code defines a REIT generally as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation, but for Code Sections 856 through 860; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) during the last half of each taxable year not more than 50% in value of the outstanding stock of which is owned, directly or constructively, by five or fewer individuals (as defined in the Code); and (vii) which meets certain other tests regarding the nature of its income and assets and the amount of its distributions. We believe that we have issued a sufficient number of shares to allow us to satisfy conditions (v) and (vi) above. In addition, our charter provides for restrictions regarding the transfer and ownership of shares, which restrictions are intended to assist us in continuing to satisfy the share ownership requirements described in (v) and (vi) above.

        In order to qualify as a REIT, we are required to distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (i) the sum of (a) 90% of our "REIT taxable income," computed without regard to the dividends paid deduction (as described below) and excluding our net capital gain, and (b) 90% of our net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income. These distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before we timely file our tax return for such year and if paid on or before the first regular dividend payment after such declaration. To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our "REIT taxable income," as adjusted, we will be subject to tax thereon at regular ordinary and capital gain corporate tax rates. We may elect to retain and pay taxes on all or a portion of our net long-term capital gains for any taxable year, in which case our stockholders would include in their income as long-term capital gains their proportionate share of such undistributed capital gains. Our stockholders would be treated as having paid their proportionate share of the capital gains tax paid by us, which amounts would be credited or refunded to our stockholders. Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year, (ii) 95% of our REIT capital gain income for such year, and (iii) any undistributed taxable income from prior periods, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. To the extent possible, we intend to pay timely distributions sufficient to satisfy this annual distribution requirement.

        As a REIT, we are generally not subject to federal corporate income tax on the portion of our taxable income or capital gain that we currently distribute to our stockholders in distributions that are eligible for the dividends paid deduction (the "DPD"). We will, however, be subject to tax at normal corporate rates upon any taxable income or capital gain not distributed to our stockholders. Under Code Section 562(b), distributions eligible for the DPD include (1) in the case of amounts distributed in liquidation, the part of such distribution (deducting for such purpose the amount of such distribution equal to the capital and paid-in surplus attributable to the stock with respect to which the distribution is being paid) which is properly chargeable to earnings and profits accumulated after February 28, 1913; and (2) in the case of a complete liquidation of a corporation occurring within 24 months after the adoption by a corporation of a Plan of Liquidation, any distribution within such period pursuant to such plan to the extent of the earnings and profits (computed without regard to capital losses) of such corporation for the taxable year in which such distribution is paid. In addition, under Code Section 562(e), in the case of a REIT, in determining the amount of dividends under Code Section 316 for purposes of computing the DPD, the earnings and profits of such REIT are increased for any taxable year by the total amount of gain, if any, on the sale or exchange of real property by the REIT during such taxable year.

        So long as we continue to qualify as a REIT, any net gain from "prohibited transactions" will be subject to a 100% tax. "Prohibited transactions" are sales of property held primarily for sale to customers in the ordinary course of a trade or business. The prohibited transactions tax is intended to prevent a REIT from retaining any profit from the sales of properties held primarily for sale to customers in the ordinary course of business. The Code provides for a "safe harbor" which, if all its conditions are met, would protect a REIT's property sales from being considered prohibited transactions. Whether a real estate asset is property held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We believe that all of our properties are held for investment and the production of rental income, and that none of the sales of our properties will constitute a prohibited transaction. We do not believe that the sales of the Company's properties pursuant to the Plan of Liquidation should be subject to the prohibited transactions tax. However, due to the anticipated sales volume and other factors, the contemplated sales may not qualify for the protective safe harbor. There can, however, be no assurances that the IRS will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transaction tax.

        We expect to completely liquidate within 24 months after the adoption of the Plan of Liquidation, in which case any liquidating distributions that we pay to our stockholders within such 24-month period pursuant to such Plan of Liquidation will, to the extent of our earnings and profits, computed without regard to our capital losses, for the taxable year in which any such distributions are paid, be treated as dividends for purposes of computing our DPD. For this purpose, for the taxable year in which we pay the liquidating distributions to our stockholders, our earnings and profits will include any gain resulting from the sale of our assets. As a result, and provided that we continue to qualify as a REIT, we believe that we will not be subject to U.S. federal corporate income tax on gain recognized in connection with liquidating sales of its assets, nor will we be subject to U.S. federal corporate income tax on gains realized upon a liquidating distribution of any of our appreciated assets.

        If we are unable to dispose of all of our assets within 24 months after adoption of the Plan of Liquidation or if it is otherwise advantageous or appropriate to do so, our board of directors may establish a liquidating trust to which we could distribute in kind our unsold assets. Even if all of our assets were disposed of within such period, our board of directors may decide to establish a liquidating trust to retain cash reserves beyond such 24-month period to meet any contingent liabilities. Under the Code, a trust will be treated as a liquidating trust if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust. Although neither the Code nor the Treasury regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS's guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations. If we establish a liquidating trust, we intend to comply with such IRS guidelines.

        An entity classified as a liquidating trust may receive assets, including cash, from the liquidating entity without incurring any tax. The liquidating trust will be treated as a grantor trust, and accordingly, will not be subject to tax on any income or gain recognized by it. For tax consequences of transfers made to the liquidating trust, see "—United States Federal Income Tax Consequences to our U.S. Stockholders" below. If the liquidating trust fails to qualify as such, its treatment for U.S. federal income tax purposes will depend, among other things, upon the reasons for its failure to so qualify. If the liquidating trust fails to qualify as a grantor trust because the liquidation is considered to have been unreasonably prolonged or the liquidation purpose has become so obscured by business activities that the declared purpose of liquidation is considered to have been lost or abandoned, then the liquidating trust will most likely be treated as a partnership. Partnership status, however, would require that the liquidating trust avoid being classified as a publicly traded partnership, which among other things may require that interests in the trust not be transferable. If the liquidating trust were classified as a publicly traded partnership, the liquidating trust itself would be subject to tax, and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If the liquidating trust were classified as a partnership for U.S. federal income tax purposes, it is likely that the tax consequences to the stockholders as a result of owning interests in the liquidating trust would not differ materially from the tax consequences to the stockholders if the liquidating trust was classified as a grantor trust. If the liquidating trust were classified as a corporation, the liquidating trust itself would be subject to tax and stockholders could also be subject to tax upon the receipt of certain distributions from the liquidating trust. If our board of directors elects to use a liquidating trust, it is anticipated that every effort will be made to ensure that the trust will be classified as a grantor trust for U.S. federal income tax purposes.

United States Federal Income Tax Consequences to U.S. Stockholders

        For purposes of this discussion, a "U.S. Stockholder" is a beneficial owner of our shares that is (1) an individual citizen or resident of the United States, (2) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, organized under the laws of the United States or any state of the United States (or the District of Columbia), (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source, (4) certain tax-exempt entities, including individual retirement accounts, or (5) a trust if (i) both: (A) a U.S. court is able to exercise primary supervision over the administration of the trust, and (B) one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996, was treated as a domestic trust on August 19, 1996, and was eligible to elect, and validly elected, to be treated as a domestic trust. A "Non-U.S. Stockholder" is any beneficial owner of our shares other than a U.S. Stockholder or a partnership or other entity treated as a partnership for U.S. federal income tax purposes. If a partnership, or entity treated as a partnership for U.S. federal income tax purposes, holds our shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership.

        Stockholders may receive one or more liquidating distributions as a result of the dissolution. The amount of any distribution should be applied first to reduce a stockholder's tax basis in his, her or its shares of our common stock, but not below zero. The amount of the distributions in excess of a stockholder's tax basis in his, her or its shares of our common stock will be gain, and should be recognized in the year the distribution is received. If the amount of the distributions is less than the stockholder's tax basis in his, her or its shares of our common stock, the stockholder will generally recognize a loss in the year the final distribution is received by the stockholder. If the board of directors decides to establish a liquidating trust, the distribution to stockholders of interests in the liquidating trust will constitute the final liquidating distribution for these purposes.

        The gain or loss will be a capital gain or loss, assuming that the shares of our common stock are held as a capital asset (generally, property held for investment). A capital gain or loss will be long-term with respect to stock that has been held by a stockholder for more than one year. U.S. Stockholders who are individuals, estates or trusts may be subject to an additional 3.8% Medicare tax on their gain from the liquidation, and should consult their tax advisors concerning the applicability of this tax. There are limitations on the deductibility of capital losses, including that net capital losses may offset only capital gains and up to $3,000 of ordinary income per year in the case of individuals, and may only offset capital gains in the case of corporations. Individuals may carry forward any unused net capital losses indefinitely. Long-term capital gain realized by a stockholder that is an individual, estate or trust is generally taxed at preferential rates.

        Tax-exempt stockholders, including employee pension benefit trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation. These entities are subject to taxation, however, on any "unrelated business taxable income" ("UBTI"), as defined in the Code. A full discussion of the consequences of tax-exempt and Non-U.S. Stockholders of using a liquidating trust is beyond the scope of this proxy statement and any such stockholder is urged to consult its own tax advisors regarding the federal, state and local income and other tax consequences of their receipt of liquidating distributions from us.

        If our board of directors decides to establish a liquidating trust, our stockholders will be beneficiaries of such liquidating trust and be treated as the owner of his, her or its pro rata portion of each asset, including cash, received by and held by the liquidating trust. Accordingly, each stockholder will be treated as having received a liquidating distribution equal to his, her or its share of the amount of cash and the fair market value of any asset transferred to the liquidating trust. Each stockholder will recognize gain to the extent such value is greater than his, her or its basis in shares notwithstanding that he, she or it may not currently receive a distribution of cash or any other assets with which to satisfy the resulting tax liability. The liquidating trustee will file tax returns for the liquidating trust and will send to each stockholder a separate statement setting forth the stockholder's share of items of income, gain, loss, deduction and credit. In addition, each stockholder will be required to take into account in computing his, her or its taxable income a pro rata share of each item of income, gain and loss of the liquidating trust, which may create additional U.S. tax compliance requirements and/or payments for tax-exempt stockholders and Non-U.S. Stockholders. An individual stockholder who itemizes deductions may deduct his, her or its pro rata share of fees and expenses of the liquidating trust only to the extent that such amount, together with the stockholder's other miscellaneous deductions, exceeds 2% of his, her or its adjusted gross income. A stockholder will also recognize taxable gain or loss when all or part of his, her or its pro rata portion of an asset is disposed of for an amount greater or less than his, her or its pro rata portion of the fair market value of such asset at the time it was transferred to the liquidating trust. Any such gain or loss will be capital gain or loss so long as the stockholder holds his, her or its interest in the assets as a capital asset.

        Our stockholders will receive an applicable IRS Form 1099 for the receipt of liquidating distributions received from us.

United States Federal Income Tax Consequences to Non-U.S. Stockholders

        The rules governing United States federal income taxation of Non-U.S. Stockholders are complex, and no attempt will be made in this proxy statement to provide more than a limited summary of such rules. A Non-U.S. Stockholder should consult with his, her or its own tax advisor to determine the impact of United States federal, state and local income tax laws with regard to the Plan of Liquidation and each Non-U.S. Stockholder's receipt of liquidating distributions from us. Accordingly, this discussion does not address all aspects of United States federal income taxation, nor state, local or foreign tax consequences (including treaty benefits, if any, that may be available in certain instances), that may be relevant to a Non-U.S. Stockholder in light of his, her or its particular circumstances.

United States Federal Income Tax Consequences to Non-U.S. Stockholders Under The Foreign Investment In Real Property Tax Act of 1980 ("FIRPTA")

        In general, Section 897 of the Code requires a Non-U.S. Stockholder that disposes of a "United States real property interest," or USRPI, to treat any gain or loss from such disposition as gain that is effectively connected with the conduct of a trade or business within the United States or as loss that is allocable to such gain. A USRPI includes an interest in real property located in the United States and any interest other than that of a creditor in a domestic corporation that is a "United States real property holding corporation."

        As discussed above, we currently contemplate that we will continue to qualify as a REIT prior to the final distribution of assets. Accordingly, the FIRPTA provisions governing distributions from REITs treat, for U.S. federal income tax purposes, the liquidation as a liquidating distribution from us to Non-U.S. Stockholders of the net proceeds from liquidation. The IRS has taken the position in Notice 2007-55 that the FIRPTA provisions governing distributions from REITs apply to the extent liquidating distributions are attributable to gain from the sale of USRPIs, except under limited circumstances which are inapplicable here. Non-U.S. Stockholders should consult their tax advisors regarding the application of those provisions.

        The IRS stated in Notice 2007-55 that REIT liquidating distributions are subject to tax under Code Section 897(h)(1) to the extent attributable to gain from the sale of USRPIs. Thus, under Notice 2007-55, the liquidating distributions received by a Non-U.S. Stockholder are subject to tax under FIRPTA as a distribution to the extent they are attributable to gain from the sale of our real estate assets. If the distributions were taxed under FIRPTA, the gain recognized by a Non-U.S. Stockholder generally would be subject to U.S. federal income tax on a net basis to the extent attributable to gain from the sale of our real estate assets, and a corporate Non-U.S. Stockholder could also be subject to the branch profits tax on such FIRPTA gain. Accordingly, we intend to withhold U.S. federal income tax at a rate of 35% from the portion of the liquidating distributions that are, or are treated as, attributable to gain from the sale of USRPIs and paid to a Non-U.S. Stockholder.

        A Non-U.S. Stockholder may be entitled to a refund or credit against the holder's United States tax liability, if any, with respect to any amount withheld pursuant to FIRPTA, provided that the required information is furnished to the IRS on a timely basis. Non-U.S. Holders should consult their tax advisor regarding withholding tax considerations.

        There are recently enacted exceptions to taxation under FIRPTA which are summarized below. Pursuant to recently enacted legislation referred to as the Protecting Americans from Tax Hikes Act of 2015 (the "PATH Act"), effective after December 18, 2015, certain Non-U.S. Stockholders that meet certain specific requirements to be treated as "qualified foreign pension funds" are exempted from FIRPTA and applicable withholding. This exemption would generally apply to dispositions of our shares, or distributions attributable to gain from the sale of a USRPI. In addition, under the PATH Act shares of a REIT held by certain Non-U.S. Stockholders that meet certain specific requirements of a "qualified shareholder" will not be treated as a USRPI, and capital gain dividends from such a REIT will not be treated as gain from the sale of a USRPI, unless a person (other than a "qualified shareholder") that holds an interest in such qualified shareholders owns, taking into account applicable constructive ownership rules, more than 10% of the shares of the REIT. In general, for these purposes, a "qualified shareholder" is a foreign person which is in a treaty jurisdiction and satisfies certain publicly traded requirements, meets certain specific requirements to be a "qualified collective investment vehicle" and maintains records on the identity of certain 5% owners. The provisions of the PATH Act relating to "qualified shareholders" and "qualified foreign pension funds" are complex. Potential stockholders should consult their own tax advisors with respect to the potential impact of the PATH Act in their particular circumstances.

United States Federal Income Tax Consequences to Non-U.S. Stockholders Other Than Under FIRPTA

        Gain recognized by a Non-U.S. Stockholder upon our dissolution and his, her or its receipt of liquidating distributions from us which is not otherwise subject to taxation under FIRPTA will nonetheless be subject to United States federal income tax if (1) the Non-U.S. Stockholder's investment in his, her or its stock is "effectively connected" with the Non-U.S. Stockholder's United States trade or business, in which case the Non-U.S. Stockholder will be subject to the same treatment as a U.S. Stockholder with respect to such gain, except that a foreign corporation Non-U.S. Stockholder also may be subject to the 30% branch profits tax; or (2) an individual Non-U.S. Stockholder is present in the United States for at least 183 days during a three-year period ending in the current calendar year, in which case the individual Non-U.S. Stockholder will be subject to a 30% tax on his or her net capital gains for the taxable year.

        FATCA.    The Foreign Account Tax Compliance Act ("FATCA") provisions of the Code and subsequent IRS guidance provide that a 30% withholding tax will be imposed on distributions to a non-U.S. entity if such entity fails to satisfy certain disclosure and reporting rules. In general, these rules require that (i) in the case of a foreign financial entity, the entity identify and provide information in respect of financial accounts held (directly or indirectly) by U.S. persons and U.S.-owned foreign entities, and (ii) in the case of a non-financial foreign entity, the entity identifies and provides information in respect of substantial U.S. owners of such entity. In the event of noncompliance with the FATCA requirements, withholding at a rate of 30% on our liquidating distributions paid to the non-complying Non-U.S. Stockholder which is a foreign financial entity will be required, and such stockholder will be required to seek a refund from the IRS to obtain a refund of any amounts withheld. Non-U.S. Stockholders should consult their tax advisors concerning these rules.

        Income Tax Treaties.    If a Non-U.S. Stockholder is eligible for treaty benefits under an income tax treaty with the United States, the Non-U.S. Stockholder may be able to reduce or eliminate certain of the U.S. federal income tax consequences discussed above, such as the branch profits tax. Non-U.S. Stockholders should consult their tax advisor regarding possible relief under an applicable income tax treaty.

Backup Withholding And Information Reporting Consequences To Stockholders

        Backup withholding (currently at a rate of 28%) may apply to payments made to a U.S. Stockholder in connection with the liquidation unless the U.S. Stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such U.S. Stockholder is not subject to backup withholding or otherwise complies with the applicable requirements of the backup withholding rules, which generally may be done by providing us with a properly completed and signed IRS Form W-9. Individual U.S. Stockholders who do not provide us with their correct taxpayer identification number may be subject to penalties imposed by the IRS. We may also be required to withhold on liquidating distributions paid to any U.S. Stockholders who fail to certify their non-foreign status.

        If you are a Non-U.S. Stockholder, liquidating distributions paid to you may be subject to backup withholding tax unless such stockholder establishes an exemption, for example, by properly certifying its non-U.S. status on an IRS Form W-8BEN, W-8BEN-E or other applicable version of IRS Form W-8. If a Non-U.S. Stockholder is subject to backup or other United States federal income tax withholding, then the applicable withholding agent will be required to withhold the appropriate amount with respect to a deemed or constructive distribution, even though there is insufficient cash from which to satisfy the withholding obligation. To satisfy this withholding obligation, the applicable withholding agent may collect the amount of United States federal income tax required to be withheld by reducing to cash for remittance to the IRS a sufficient portion of the property that the stockholder would otherwise receive or own, and the stockholder may bear brokerage or other costs for this withholding procedure.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to you generally will be allowed as a refund or a credit against your U.S. federal income tax liability as long as you provide the required information to the IRS in a timely manner.

State And Local Taxes

        Our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which they transact business or reside. The state and local tax treatment of our stockholders may not conform to the United States federal income tax consequences discussed above. Consequently, stockholders should consult their own tax advisors regarding the effect of state and local tax laws on the transactions described in this proxy statement and on the receipt of the liquidating distributions from us.

PROPOSAL 2

CHARTER AMENDMENT PROPOSALS

        Our board of directors adopted a resolution to recommend that our stockholders approve the Charter Amendment Proposals. The following discussions summarize the principal changes we are asking our stockholders to approve in connection with the Charter Amendment Proposals. These summary descriptions are qualified in their entirety by the complete text of the Articles of Amendment attached as Appendix C-1 (the "Articles of Amendment"). A marked copy showing the proposed changes to the applicable sections of the charter is attached as Appendix C-2.

        Except as noted below, if approved by our stockholders at the Annual Meeting, we will file the Articles of Amendment with the SDAT. The Articles of Amendment will become effective upon filing and acceptance of record by the SDAT. If any or all of the Charter Amendment Proposals are approved, we plan to file the Articles of Amendment immediately following the stockholder vote on the proposed amendments. If any of the Charter Amendment Proposals are not approved by our stockholders, we will omit the proposed changes with respect to any proposal not approved from the Articles of Amendment prior to filing with the SDAT, and such changes will not become part of the amended charter.

Proposal 2A. The Roll-up Definition Proposal

        The second paragraph of Section 13.3 of our current charter imposes procedural protections relating to "roll-up transactions, " which are generally defined as transactions involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Company and the issuance of securities of another entity to the stockholders of the Company. Among other protections, an appraisal of the Company's assets as of a date immediately prior to the announcement of the proposed roll-up transaction must be obtained from an independent appraiser in connection with any proposed roll-up transaction. Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the Company and preserving their interests in the Company on the same terms and conditions as existed previously or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the Company. In addition, we are prohibited from participating in any proposed roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to our stockholders. Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by us.

        If the distribution of beneficial interests in a liquidating trust were deemed to be a "roll-up transaction" under our charter, we might not be able to distribute interests in a liquidating trust because, among other reasons, we might not be able to offer stockholders the choice described above, i.e., we could not offer the choice to remain a stockholder in the Company as the Company would be dissolving and we might not have the ability to offer stockholders cash in an amount equal to their proportionate share of our appraised value. Thus, we recommend an amendment to our charter to make clear that the distribution of interests in a liquidating trust pursuant to a plan of liquidation would not be deemed a "roll-up transaction."

Summary of Specific Change

        Listed below, in summary form, is the specific change that will be made to the current charter if the Roll-up Definition Proposal is approved by our stockholders at the Annual Meeting. Please see the marked version of the applicable sections of the charter attached as Appendix C-2, which reflects all the proposed amendments to the charter.

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  Adding the following exclusion from the definition of a "Roll-up Transaction" in Article IV: "a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation."

Proposal 2B. The Reporting Proposal

        Section 11.6 of our current charter requires the preparation of an annual report for stockholders each year with the following information:

  •
  financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants;

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  the ratio of the costs of raising capital during the year to the capital raised;

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  the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and its affiliates by us or third parties doing business with us during the year;

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  our total operating expenses for the year stated as a percentage of our average invested assets and as a percentage of our net income;

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  a report from the independent directors that our policies are in the best interest of our stockholders and the basis for such determination; and

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  a separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving us and a director, the Advisor, our sponsor or any affiliate thereof during the year, which disclosure is to be examined and commented upon in the report by the independent directors with regard to the fairness of such transactions.

        The annual report requirements set forth in Section 11.6 had previously been required by state securities administrators in connection with our initial public offering.

        Until our liquidation and dissolution is complete we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with these reporting requirements is economically burdensome. In order to curtail expenses, after filing our Articles of Dissolution we may seek relief from the SEC from the reporting requirements under the Exchange Act. We anticipate that if such relief is granted we would continue to file current reports on Form 8-K to disclose material events relating to our liquidation and dissolution, along with any other reports that the SEC might require, but would discontinue filing annual and quarterly reports on Forms 10-K and 10-Q. However, the SEC may not grant any such relief. To the extent that we delay filing the Articles of Dissolution or if the SEC does not grant relief, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act.

        If the Reporting Proposal is approved and the SEC grants us relief from the reporting requirements under the Exchange Act as described above, we will no longer be required to incur the cost of preparing audited year-end financial statements. However, if the Reporting Proposal is not approved, even if the SEC were to grant us relief from the Exchange Act reporting requirements, such relief would be of limited benefit as we would continue to be required to prepare audited year-end financial statements pursuant to Section 11.6 of our current charter.

Summary of Specific Change

        The following is the specific change that will be made to the current charter if the Reporting Proposal is approved by our stockholders at the Annual Meeting. Please see the marked version of the applicable section of the charter attached as Appendix C-2, which reflects all the proposed amendments to the charter.

  •
  Deletion of Section 11.6 regarding the preparation and delivery of specific reports to stockholders.

Proposal 2C. The Quorum Proposal

        Section 11.1 of our current charter provides that a quorum shall be 50% of our outstanding shares. The quorum requirement set forth in Section 11.1 had previously been required by state securities administrators in connection with our initial public offering. The Articles of Amendment remove the quorum requirement from our charter. If the Quorum Proposal is approved, we intend to include the quorum requirement only in our bylaws and to amend our bylaws so that a quorum is one-third of all the votes entitled to be cast at a stockholder meeting. A lower quorum threshold to transact business at a stockholder meeting will facilitate holding stockholder meetings to approve important matters necessary for the conduct of the Company's business, and will reduce the cost and administrative burden to the Company in connection with obtaining a quorum at stockholder meetings. When not enough stockholders vote, we may be forced to adjourn stockholder meetings and incur the expense of additional stockholder solicitations and proxy solicitors in order to obtain the stockholder vote necessary to hold a meeting. The reduced quorum requirement is consistent with the MGCL, which provides that for corporations having a class of equity securities registered under the Exchange Act and at least three independent directors, a quorum may not be less than one-third of the votes entitled to be cast at a stockholder meeting. The proposed amendment will not directly change the approval requirements for stockholder votes. However, because a valid stockholder vote may take place with as little as one-third of the Company's shares represented at a meeting, the actual number of shares required to vote in favor of a proposal may be lessened.

        We believe this change is in the best interest of the Company; however, by lowering the quorum requirement, there is a greater risk that our stockholders could approve a transaction that is not in the best interest of the holders of a majority of our outstanding shares. Moreover, by removing the quorum requirement from our charter and including it in our bylaws, our board of directors will have the exclusive power to change our quorum requirement, which power could be used to thwart the efforts of a stockholder group to take or oppose certain actions. For example, this power would permit our board of directors to increase the quorum requirement to defeat a stockholder proposal that would otherwise be in the best interest of our stockholders.

Summary of Specific Change

        The following is the specific change that will be made to the current charter if the Quorum Proposal is approved by our stockholders at the Annual Meeting. Please see the marked version of the applicable section of the charter attached as Appendix C-2, which reflects all the proposed amendments to the charter.

  •
  Deletion of the definition of quorum from Section 11.1.

Vote Required

        The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve each of the Charter Amendment Proposals. This means that, of the shares of common stock entitled to vote on the Roll-up Definition Proposal, the Reporting Proposal and the Quorum Proposal (regardless of whether the holders of the shares are present in person or by proxy at the Annual Meeting), a majority must vote in favor of each proposal in order to be approved. Abstentions and broker non-votes will have the effect of a vote against these proposals.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE APPROVAL OF EACH OF
THE CHARTER AMENDMENT PROPOSALS

PROPOSAL 3

ADJOURNMENT PROPOSAL

        If, at the Annual Meeting, the number of shares of our common stock, present or represented by proxy at the Annual Meeting, voting in favor of the approval of the Plan of Liquidation Proposal or any of the Charter Amendment Proposals is insufficient to approve any such proposals under Maryland law, we intend to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of the proposals. In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not the Plan of Liquidation Proposal and the Charter Amendment Proposals.

        In this proposal, we are asking you to approve the adjournment of the Annual Meeting, and any later adjournments, to a date or dates not later than February 24, 2017, in order to enable us to solicit additional proxies in favor of the approval of the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there are not sufficient votes in favor of any of the proposals. If our stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to a date not later than February 24, 2017 and use the additional time to solicit additional proxies in favor of the approval of the Plan of Liquidation Proposal and any of the Charter Amendment Proposals including the solicitation of proxies from our stockholders that have previously voted against the approval of such proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the Plan of Liquidation Proposal or any of the Charter Amendment Proposals to defeat the proposals, we could adjourn the Annual Meeting without a vote on the Plan of Liquidation Proposal and the Charter Amendment Proposals and seek during that period to convince the holders of those shares to change their votes to votes in favor of the approval of the Plan of Liquidation Proposal and the Charter Amendment Proposals.

Vote Required

        The affirmative vote of a majority of all votes cast at the Annual Meeting is required to approve the Adjournment Proposal, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a majority must vote in favor of the Adjournment Proposal in order for the Adjournment Proposal to be approved. Abstentions and broker non-votes will have no effect on the determination of this proposal.

Recommendation

        Our board of directors believes that if the shares of our common stock present or represented by proxy at the Annual Meeting and voting in favor of the approval of the Plan of Liquidation Proposal or any of the Charter Amendment Proposals are insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of approval of the Plan of Liquidation Proposal and the Charter Amendment Proposals to bring about the approval of the proposals.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE APPROVAL OF
THE ADJOURNMENT PROPOSAL

PROPOSAL 4

ELECTION OF DIRECTORS

        The board of directors currently consists of four members, three of whom (Barbara C. Bufkin, Terry L. Gage and Steven J. Kaplan) have been determined by the board of directors to be "independent" as the term is defined in our charter and by the New York Stock Exchange (the "NYSE"). The board of directors has proposed the reelection of the following nominees as directors, each to serve for a term ending at the 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting"): Barbara C. Bufkin, Michael D. Cohen, Terry L. Gage and Steven J. Kaplan. Each nominee currently serves as a director, and each nominee has agreed to be named in this proxy statement and to serve if elected.

        The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. We expect each nominee for election as a director to be able to serve if elected. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substitute nominee.

Vote Required

        A majority of the shares present in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. This means that, of the shares present in person or by proxy at the Annual Meeting, a majority must vote in favor of a director nominee in order for the nominee to be elected to the board of directors. Because of this majority vote requirement, "withhold" votes and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a "holdover" director until his or her successor is duly elected and qualified.

        The principal occupations and certain other information about the nominees are set forth below.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE "FOR" ALL NOMINEES TO BE ELECTED AS DIRECTORS

        Barbara C. Bufkin, 60, has served as one of our directors since March 2005. Ms. Bufkin has more than 30 years' experience in the insurance industry. Ms. Bufkin has served as Executive Vice President of Hamilton USA, a member of the Hamilton Insurance Group, since September 2014. Ms. Bufkin served as Chief Operating Officer of Global Strategic Advisory at Guy Carpenter & Company, LLC from August 2013 to September 2014. She served as Executive Vice President, Business Development of Argo Group International Holdings, Ltd. ("Argo Group") from March 2011 through June 2013. Prior to that, Ms. Bufkin served as Senior Vice President, Business Development of Argo Group from August 2007 to March 2011. Prior to that, from August 2004 until August 2007, Ms. Bufkin was Senior Vice President, Corporate Business Development of Argonaut Group, Inc. ("Argonaut"). From September 2002 until August 2004, Ms. Bufkin was Vice President of Corporate Business Development of Argonaut. Ms. Bufkin graduated cum laude from the State University of New York at Buffalo, with a Bachelors of Arts degree in Philosophy. She is an alumna of the Leadership Texas, Stanford Executive Education and Wharton Executive Education programs. She was a Director of the Southwestern Insurance Information Service for eight years. In 2000, she was nominated to the Texas Women's Hall of Fame and was selected to the 2004 Class of Leadership America. Ms. Bufkin was chosen as APIW (Association of Professional Insurance Woman) 2012 Insurance Woman of the Year.

        Our board of directors has concluded that Ms. Bufkin is qualified to serve as one of our directors for reasons including her significant corporate business development experience as an insurance industry executive. Ms. Bufkin's background compliments that of our other board members and brings a unique perspective to our board. She provides valuable knowledge and insight into business development and management issues.

        Michael D. Cohen, 42, has served as one of our directors since October 2014 and as our interim President from February 2015 through March 2015. Mr. Cohen serves as a Manager and President of our sponsor, Behringer. Since February 2013, Mr. Cohen has served as a director of Behringer Harvard Opportunity REIT II, Inc. Mr. Cohen also serves as a director of Monogram Residential Trust, a NYSE-listed REIT (MORE-NYSE), and as President of Vertical Capital Income Fund, (VCAPX) a closed-end interval mutual fund. Mr. Cohen also works closely with Provasi Capital Partners LP to develop institutional investments and manage relationships with the Company's institutional investors. Mr. Cohen joined Behringer in 2005 from Crow Holdings, the investment office of the Trammell Crow family, where he concentrated on the acquisition and management of the firm's office, retail and hospitality assets. Mr. Cohen began his career in 1997 at Harvard Property Trust and Behringer Partners, predecessor companies to Behringer. He received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Master of Business Administration degree from Texas Christian University in Fort Worth, Texas. He is a member of the Association of Foreign Investors in Real Estate.

        Our board of directors has concluded that Mr. Cohen is qualified to serve as one of our directors for reasons including his significant experience in commercial real estate, which allows him to provide valuable investment advice.

        Terry L. Gage, 59, has served as one of our directors since September 2007. Mr. Gage has more than 20 years of senior management experience in corporate financial management, accounting and administration within the software, engineering, government contracting and professional services industries. Since July 2016, Mr. Gage has served as Vice President of Finance—Central Region for Southern Glazer's Wine and Spirits, a diversified alcoholic beverage distributor. Mr. Gage served as Senior Vice President—Finance of Glazer's, Inc., a diversified alcoholic beverage distributor, from August 2014 to July 2016, when Glazer's, Inc. merged with Southern Wines and Spirits to form Southern Glazer's Wine and Spirits. Prior to that, from January 2013, Mr. Gage served as Vice President—Finance of Glazer's, Inc. From May 2010 to December 2012, Mr. Gage was a business and financial consultant. From June 2008 to May 2010, Mr. Gage served as Chief Financial Officer and Vice President—Finance of Wilson & Associates, LLC, an interior architectural design firm. From September 2007 to June 2008, Mr. Gage served as Chief Administrative Officer of Wilson & Associates, LLC. From 2003 to September 2007, Mr. Gage was a business and financial consultant. From 1995 to 2003, Mr. Gage served as Executive Vice President and Chief Financial Officer, as well as Treasurer and Assistant Secretary, of Carreker Corporation, formerly a publicly traded consulting and software solutions company for the banking industry. He holds a Bachelor of Business Administration degree from Eastern Michigan University and was a Certified Public Accountant from 1982 to 1989.

        Our board of directors has concluded that Mr. Gage is qualified to serve as one of our directors and chairman of our audit committee for reasons including his having served as Chief Financial Officer for both public and private companies, including a publicly traded consulting and software solutions company. Mr. Gage has significant management experience relating to preparing and reviewing financial statements and coordinating with external auditors.

        Steven J. Kaplan, 65, has served as one of our directors since February 2006 and as Non-Executive Chairman of the Board since October 2014. He has over 40 years of experience in the commercial real estate industry. From 1994 through August 1999, Mr. Kaplan served as the President and Chief

Executive Officer of Landauer Associates, Inc. ("Landauer"), a national valuation and consulting firm. In this capacity, Mr. Kaplan expanded the services of Landauer to include a national capital markets group as well as an international hospitality division. Landauer was sold to Grubb & Ellis in August 1999, and Mr. Kaplan served as Chief Operating Officer of this international brokerage and property management firm. Since leaving Grubb & Ellis in March 2000, Mr. Kaplan has provided advisory services for various real estate service providers, owners and investors and has engaged in the practice of law with a focus on commercial real estate transactions. Mr. Kaplan served as a director of TIER REIT from May 2003 until April 2004. Mr. Kaplan is an attorney and is admitted to practice law in Texas.

        Our board of directors has concluded that Mr. Kaplan is qualified to serve as one of our directors for reasons that include his significant experience relating to real estate investments and his prior experience serving as a director of TIER REIT. Mr. Kaplan is a 40-year commercial real estate industry veteran, and has substantial experience as an attorney and general counsel, which brings a unique perspective to our board. In addition, as a former director of TIER REIT, Mr. Kaplan has an understanding of the requirements of serving on a public company board. Mr. Kaplan continues to represent commercial real estate investors and developers and, as such, remains in tune with industry trends and issues.

Independence

        As required by our charter, a majority of the members of our board of directors must qualify as "independent" as affirmatively determined by the board. Our charter currently defines an "independent director" as a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with our sponsor, the Company, our Advisor or any of their affiliates by virtue of (i) ownership of an interest in our sponsor, our Advisor or any of their affiliates, other than the Company, (ii) employment by the Company, our sponsor, our Advisor or any of their affiliates, (iii) service as an officer or director of our sponsor, our Advisor or any of their affiliates, other than as a director of the Company, (iv) performance of services for the Company, other than as a director of the Company, (v) service as a director or trustee of more than three real estate investment trusts, or "REITs," organized by our sponsor or advised by our Advisor, or (vi) maintenance of a material business or professional relationship with our sponsor, our Advisor or any of their affiliates. Serving as an independent director of or receiving independent director fees from or owning an interest in a REIT or other real estate program organized by our sponsor or advised or managed by our Advisor or its affiliates shall not, by itself, cause a director to be deemed associated with our sponsor or our Advisor. A business or professional relationship is considered "material" under our charter if the aggregate annual gross revenue derived by the director from our sponsor, our Advisor and their affiliates exceeds 5% of either the director's annual gross income during either of the last two years or the director's net worth on a fair market value basis. An indirect association with our sponsor or our Advisor shall include circumstances in which a director's spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the sponsor, our Advisor, any of their affiliates or the Company.

        Although our shares are not listed for trading on any national securities exchange and therefore our board of directors is not subject to the independence requirements of the NYSE or any other national securities exchange, our board has evaluated whether our directors are "independent" as defined by the NYSE. The NYSE standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the board of directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us).

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members and the Company, our senior management and our independent registered public accounting firm, the board has determined that the majority of the members of our board, and each member of our audit committee, compensation committee and nominating committee, is "independent" as defined by our charter and the NYSE.

Board Leadership Structure and Risk Oversight

        Since June 2008, we have operated under a board leadership structure with separate roles for our Chairman of the Board and our Principal Executive Officer. Our Chairman of the Board has been responsible for setting the agenda for each of the meetings of the board of directors and the annual meetings of stockholders, and our Principal Executive Officer has been responsible for the general management of the business, financial affairs and day-to-day operations of the Company. We believe that because our directors have significant oversight responsibility and the focus of our Chairman has been to lead the board and facilitate communication among directors and management this structure has been the best governance model for the Company and our stockholders to date.

        Robert S. Aisner served as our Chairman of the Board from February 2013 through October 2014. Mr. Aisner did not seek reelection to the board of directors in 2014. Since October 2014, Steven J. Kaplan, one of our independent directors, has served as our non-executive Chairman of the Board.

        The Company does not have a designated lead independent director. Because our board of directors is small in size with only four members and each board member is kept apprised of our business and developments impacting our business, we have not found it necessary to designate a single lead independent director. A majority of our board is composed of independent directors. The agenda for each meeting is set by the non-executive Chairman in consultation with the other directors and management. Each director has complete and open access to our Advisor, our property manager and their respective affiliates. Moreover, our committees are all comprised entirely of independent directors.

        The board of directors oversees risk through (i) its review and discussion of regular periodic reports to the board of directors and its committees, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business, (ii) the required approval by the board of directors of all transactions, including, among others, acquisitions and dispositions of properties, financings and the engagement of our Advisor and property manager, (iii) the oversight of our business by the audit, compensation and nominating committees and (iv) regular periodic reports from our independent public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to the qualification of the Company as a REIT for tax purposes and our internal control over financial reporting.

Meetings of the Board of Directors and Committees

        During the fiscal year ended December 31, 2015, the board met 12 times and acted by consent three times. Each of our independent directors attended all of the meetings of the board and all meetings of the committees on which he or she served during 2015. We encourage our directors to attend our annual meeting of stockholders. In 2015, all of our directors attended the annual meeting of stockholders. Our entire board considers all major decisions concerning our business, including any investments we make. However, our board has established committees so that certain functions can be addressed in more depth than may be possible at a full board meeting.

        The board of directors has established three permanent committees: the audit committee; the compensation committee; and the nominating committee. In addition, from time to time, our board of directors may form a special committee or committees comprised entirely of disinterested directors to evaluate a particular transaction or related party arrangement. For example, a special committee was formed in 2014 to consider strategic alternatives and the board of directors delegated to the special committee the maximum powers delegable under Maryland law. As discussed above, the special committee has played a leading role in developing the Plan of Liquidation. Each committee is comprised solely of independent directors Barbara C. Bufkin, Terry L. Gage and Steven J. Kaplan, each of whom qualifies as "independent" under our charter as well as the NYSE rules and applicable SEC rules. Each permanent committee has adopted a written charter approved by the board of directors, which can be found on the website maintained for us at www.behringerinvestments.com. During the fiscal year ended December 31, 2015, the audit committee met four times, the nominating committee did not meet and acted by consent two times and the special committee met 11 times. The compensation committee did not meet in 2015.

        Audit Committee.    The audit committee's primary functions are to evaluate and approve the services and fees of our independent registered public accounting firm, to periodically review the independent registered public accounting firm's independence, to review the Company's major financial risk exposures and the steps taken to monitor and minimize those exposures and to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the system of internal controls that management has established and the audit and financial reporting process. Mr. Gage is the chairman of the audit committee, and our board of directors has determined that Mr. Gage is an "audit committee financial expert," as defined by the rules of the SEC.

        Compensation Committee.    Our board of directors also has established a compensation committee to assist the board of directors in discharging its responsibility in all matters of compensation practices, including any salary and other forms of compensation for our executive officers and our directors. Mr. Kaplan is the chairman of the compensation committee. The primary duties of the compensation committee include reviewing all forms of compensation for our executive officers, if we determine to compensate them, and our directors; approving all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares; and advising the board on changes in compensation. The Company does not have employment agreements with the executive officers and other key personnel of us, our Advisor and its affiliates. If we determine to hire employees, our compensation committee also would be charged with overseeing our compensation practices with respect to those employees. Currently, we do not compensate our executive officers, and only our directors who are not employed by us or our affiliates, or by our Advisor or its affiliates, receive compensation for their services to us. Our executive officers do not have a role in determining the amount of director compensation, and our compensation committee has not engaged any compensation consultants to recommend or otherwise determine the amount or form of director compensation.

        Nominating Committee.    The nominating committee recommends nominees to serve on our board of directors. The nominating committee will consider nominees recommended by stockholders if submitted to the committee in accordance with the procedures specified in Section 2.13 of our bylaws. Generally, this requires that the stockholder send certain information about the nominee to our corporate secretary between 90 and 120 days prior to the first anniversary of the mailing of notice for the annual meeting held in the prior year. Because our directors take a critical role in guiding our strategic direction and overseeing our management, board candidates must demonstrate broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, and personal integrity and judgment. In addition, directors must have time available to devote to board activities and to enhance their knowledge of our industry. The nominating committee is responsible for assessing the appropriate mix of skills and characteristics required of board members in the context of the perceived needs of the board at a given point in time and shall periodically review and recommend for approval by the board any updates to the criteria as deemed necessary. Diversity in personal background, race, gender, age and nationality for the board as a whole is taken into account in considering individual candidates. The nominating committee seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other to maximize the collective knowledge, experience, judgment and skills of the entire board. The nominating committee assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board's collective skill set that should be addressed in the nominating process. The nominating committee has determined that the composition of the current board of directors satisfies its diversity objectives.

        The nominating committee will evaluate the qualifications of each director candidate against the criteria described above in making its recommendation to the board concerning nominations for election or reelection as a director. The process for evaluating candidates recommended by our stockholders pursuant to Section 2.13 of our bylaws is no different than the process for evaluating other candidates considered by the nominating committee. The nominees to be considered for membership to the board of directors at this Annual Meeting were recommended and nominated by the nominating committee and approved by the full board. Ms. Bufkin is the chairman of the nominating committee.

Communication with Directors

        We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Stockholders may contact the board of directors at the following address: Board of Directors of Behringer Harvard Opportunity REIT I, Inc., 15601 Dallas Parkway, Suite 600, Addison, Texas 75001. All communications made by this means will be directed to the Chairman of the Board.

        In addition stockholders may report any concerns regarding questionable accounting, auditing or other matters of business on a confidential basis directly to the chairman of the audit committee. Such reports may be submitted 24 hours a day, 7 days a week, by telephone or e-mail to an ethics hotline operated by a third-party vendor, Lighthouse Services, Inc. ("Lighthouse"). The helpline may be reached by telephone at (844) 890-0008, by e-mail to reports@lighthouse-services.com, and online at www.lighthouse-services.com/BehringerOpportunityREIT1. The chairman of the audit committee will receive all communications made by this means from Lighthouse and will relay all such communications to the board of directors.

Code of Ethics

        Our board of directors has adopted a Code of Business Conduct Policy that is applicable to all members of our board of directors, our executive officers and employees of our Advisor and its affiliates. We have posted the policy on the website maintained for us at www.behringerinvestments.com. If, in the future, we amend, modify or waive a provision in the Code of Business Conduct Policy, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by promptly posting that information on the website maintained for us as necessary.

Director Compensation

        We pay each of our directors who are not employees of the Company, our Advisor or their affiliates an annual retainer of $40,000. We pay our non-executive Chairman of the Board an annual retainer of $40,000. We pay the chairman of our special committee an annual retainer of $30,000 and the other members of the special committee an annual retainer of $10,000. In addition, we pay the chairman of the audit committee an annual retainer of $15,000 and the chairwoman of our nominating committee an annual retainer of $10,000. These retainers are payable quarterly in arrears. In addition, we pay each non-employee director (a) $1,500 for each board of directors or committee meeting attended in person or by telephone and (b) $750 for each written consent considered by the director.

        All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors.

Director Compensation Table

        The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2015:

Name	Fees Earned		Option Awards ($)(1)	Total ($)
Barbara C. Bufkin	$97,500	(2)	$—	$97,500
Michael D. Cohen	—		—	—
Terry L. Gage	102,500	(3)	—	102,500
Steven J. Kaplan	147,500	(4)	—	147,500
Michael J. O'Hanlon(5)	—		—	—

(1)
The value of stock option awards represents the amount of compensation cost under Accounting Standards Codification Topic 718. We did not grant any options in 2015.

(2)
Includes payment of $24,750 in 2016 for services rendered in 2015.

(3)
Includes payment of $26,000 in 2016 for services rendered in 2015.

(4)
Includes payment of $37,250 in 2016 for services rendered in 2015.

(5)
Mr. O'Hanlon resigned from the board of directors on January 5, 2015.

Incentive Award Plan

        The Amended and Restated 2004 Incentive Award Plan (the "Incentive Award Plan") was originally approved by our board of directors on November 23, 2004. An amendment and restatement of the Incentive Award Plan was approved by our board of directors on July 19, 2005 and by our stockholders on July 25, 2005. The Incentive Award Plan, as amended, is administered by our board of directors and provides for equity awards to our employees, directors and consultants and those of our affiliates. A total of 11,000,000 shares were authorized and reserved for issuance under our Incentive Award Plan; however, no incentive awards may be granted after November 22, 2014. Therefore, we did not grant any options during the year ended December 31, 2015.

Equity Compensation Plan Information

        The following table gives information regarding our equity compensation plans as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	75,000	$7.50	10,925,000	*
Equity compensation plans not approved by security holders	—	—	—

Total	75,000	$7.50	10,925,000	*

*
Effective November 23, 2004, no awards may be granted under the Incentive Award Plan.

Executive Officers

        The following individuals serve as our executive officers:

        Thomas P. Kennedy, 59, has served as the Company's President since April 2015. Mr. Kennedy also serves as President of Behringer Harvard Opportunity REIT II, Inc. Prior to joining the Company, Mr. Kennedy served as Chief Financial Officer and Chief Operating Officer of UrbanAmerica Advisors, LLC, a registered investment advisor that focuses on renewing and redeveloping neglected metropolitan districts across the United States ("UAA"), since March 2008. From March 2006 through March 2008, Mr. Kennedy served as a Manager of an investment fund managed by TriLyn Investment Management, LLC, a privately held investment management firm. From January 2004 through February 2006, Mr. Kennedy served as a Managing Director of The Greenwich Group International, LLC, a real estate investment banking company. Mr. Kennedy began his career in 1982 at Equitable Real Estate Management, Inc. (a predecessor of Lend Lease Real Estate Advisors—US) as an accountant and rose to become Principal Managing Director and a member the management committee of Lend Lease Real Estate Advisors—US, a position he held through February 2003. Mr. Kennedy holds a Bachelor of Science degree in Accounting from Manhattan College.

        Lisa Ross, 53, was elected our Chief Financial Officer in October 2014. Ms. Ross also serves as Senior Vice President and Treasurer of the Company, positions that she has held since October 2013 and January 2012, respectively. Ms. Ross has been the Company's principal accounting officer since January 2012. As Chief Financial Officer, Ms. Ross is the Company's principal financial officer. From January 2011 through January 2012, Ms. Ross served as the Senior Controller and Director of Financial Reporting for the Company. She also serves in similar positions for other Behringer-advised programs. Prior to joining Behringer, from 2006 to 2010, Ms. Ross served as the Controller for a private real estate development project and managed the accounting and reporting for a private family wealth office with investments in real estate, oil and gas and other financial investments. From 1996 to 2005, Ms. Ross was Partnership Controller for The Hampstead Group, a privately held real estate investment company, where she oversaw the financial reporting and investor valuation for four funds with investments of approximately $1 billion. From 1989 to 1995, Ms. Ross served in multiple capacities for McNeil Real Estate Management, including Partnership Controller where she oversaw the financial and tax reporting for three non-traded public real estate investment funds and one privately held real estate investment fund with investments of approximately $250 million. Ms. Ross holds a Master of Management and Administrative Sciences degree from the University of Texas at Dallas and a Bachelor of Business Administration degree from Baylor University.

Executive Compensation

        We do not directly compensate our named executive officers, nor do we reimburse our Advisor for compensation paid to our named executive officers for services rendered to us. Our executive officers also are officers of us, our Advisor and its affiliates, and are compensated by an affiliate of Behringer for their services to us, as well as for their services to other Behringer entities. Pursuant to the advisory management agreement, we pay certain management fees to our Advisor and its affiliates to compensate the Advisor for the services it provides in our day-to-day management. In addition, we reimburse certain expenses of the Advisor and its affiliates, including reimbursement for the costs of salaries and benefits of certain of their employees. Reimbursement for the costs of salaries and benefits of our Advisor's employees relate to compensation paid to our Advisor's employees that provide services to us such as accounting, administrative or legal, for which our Advisor or its affiliates are not entitled to compensation in the form of a separate fee. We therefore do not have, nor has our board of directors or compensation committee considered, a compensation policy or program for our executive officers, and thus we have not included a "Compensation Discussion and Analysis," or compensation committee report, in this proxy statement. See "Certain Transactions" below for a discussion of the fees paid to and services provided by our Advisor and its affiliates.

        If we determine to compensate our named executive officers in the future, the compensation committee will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of our shares.

Compensation Committee Interlocks and Insider Participation

        No member of our compensation committee served as an officer or employee of the Company or any of our subsidiaries during the fiscal year ended December 31, 2015 or formerly served as an officer of the Company or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2015, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our board of directors or compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2015 or written representations that no additional forms were required, to the best of our knowledge, all required Section 16(a) filings were timely and correctly made by reporting persons during 2015.

OWNERSHIP OF EQUITY SECURITIES

        The following table sets forth information as of November 1, 2016 regarding the beneficial ownership of our common stock by each person known by us to own more than 5% of the outstanding shares of common stock, each of our directors, each of our executive officers and our directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class
Barbara C. Bufkin(2)(3)	25,000	*
Michael D. Cohen(2)	—	—
Terry L. Gage(2)(3)	25,000	*
Steven J. Kaplan(2)(3)	25,000	*
Thomas P. Kennedy(2)	—	—
Lisa Ross(2)	—	—
All directors and executive officers as a group (six persons)	75,000	*

*
Represents less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following November 1, 2016. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)
The address of Messrs. Cohen, Gage, Kaplan and Kennedy and Mmes. Bufkin and Ross is c/o Behringer Harvard Opportunity REIT I, Inc., 15601 Dallas Parkway, Suite 600, Addison, Texas 75001.

(3)
Includes up to 25,000 shares issuable pursuant to vested stock options.

 AUDIT COMMITTEE REPORT

        Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The audit committee oversees our financial reporting process on behalf of the board of directors. The members of the audit committee are not, however, professionally engaged in the practice of accounting or auditing, and do not provide any expert or other special assurance as to such financial statements concerning compliance with the laws, regulations or GAAP or as to the independence of the registered public accounting firm. The audit committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accountants.

        In this context, the audit committee has met and held discussions with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm, regarding the fair and complete presentation of the Company's consolidated financial statements. The audit committee has discussed significant accounting policies applied by the Company in its audited financial statements, as well as alternative treatments. Management represented to the audit committee that the Company's audited consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The audit committee discussed with the independent registered public accounting firm matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16—Communications with Audit Committees.

        In addition, the audit committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including our Advisor and its affiliates, including the matters in the written disclosures and the letter provided to the audit committee by the independent registered public accounting firm as required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence. The audit committee also has considered whether the provision by the independent registered public accounting firm of non-audit professional services is compatible with maintaining their independence. The audit committee has concluded that the independent registered public accounting firm is independent from the Company.

        The audit committee discussed with the Company's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The audit committee meets periodically with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The audit committee also meets privately with the independent registered public accounting firm, Chief Financial Officer, who is also the Company's principal accounting officer, and Vice President of Internal Audit at each quarterly meeting.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC. In addition, the audit committee selected, and the board of directors ratified the selection of, the Company's independent registered public accounting firm. The following independent directors, who constitute the audit committee, provide the foregoing report.

AUDIT COMMITTEE:
Terry L. Gage, Chairman Barbara C. Bufkin Steven J. Kaplan

The foregoing report shall not be deemed to be "soliciting material" or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

Independent Registered Public Accounting Firm

        Deloitte & Touche LLP has served as our independent registered public accounting firm since September 2, 2005. Our management believes that Deloitte & Touche LLP is knowledgeable about our operations and accounting practices and well qualified to act as our independent registered public accounting firm. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

        One or more representatives of Deloitte & Touche LLP have been invited and are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

        The following table presents fees for professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte & Touche") for the years ended December 31, 2015 and 2014 (in thousands):

	2015	2014
Audit Fees(1)	$661	$586
Audit-Related Fees	—	—
Tax Fees(2)	6	10
All Other Fees	—	—

Total Fees	$667	$596

(1)
Audit fees consist principally of fees for the audit of our annual consolidated financial statements and review of our consolidated financial statements included in our quarterly reports on Form 10-Q.

(2)
Tax fees consist principally of assistance with matters related to tax compliance, tax planning and tax advice.

        Our audit committee considers the provision of these services to be compatible with maintaining the independence of Deloitte & Touche LLP.

Audit Committee's Pre-Approval Policies and Procedures

        Our audit committee must approve any fee for services to be performed by the Company's independent registered public accounting firm in advance of the service being performed. For proposed projects using the services of the Company's independent registered public accounting firm that are expected to cost under $100,000, our audit committee will be provided information to review and must approve each project prior to commencement of any work. For proposed projects using the services of the Company's independent registered public accounting firm that are expected to cost $100,000 and over, our audit committee will be provided with a detailed explanation of what is being included, and asked to approve a maximum amount for specifically identified services in each of the following categories: (1) audit fees; (2) audit-related fees; (3) tax fees; and (4) all other fees for any services allowed to be performed by the independent registered public accounting firm. If additional amounts are needed, our audit committee must approve the increased amounts prior to the previously approved maximum being reached and before the work may continue. Approval by our audit committee may be made at its regularly scheduled meetings or otherwise, including by telephonic or other electronic communications. The Company will report the status of the various types of approved services and fees, and cumulative amounts paid and owed, to our audit committee on a regular basis. Our audit committee has considered the independent registered public accounting firm's non-audit services provided to the Company and has determined that such services are compatible with maintaining its independence.

        Our audit committee approved all of the services provided by, and fees paid to, Deloitte & Touche during the years ended December 31, 2015 and 2014.

 CERTAIN TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

        We do not currently have written formal policies and procedures for the review, approval or ratification of transactions with related persons, as defined by Item 404 of Regulation S-K of the Exchange Act. Under that definition, transactions with related persons are transactions in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of our voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

        However, in order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to transactions we enter into with our Advisor and its affiliates and the allocation of investment opportunities among affiliated entities. As a general rule, any related-party transactions must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related-party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Related-Party Transactions

        Since the Company's inception, our Advisor or its predecessors have been responsible for managing our day-to-day affairs and for, among other things, identifying and making acquisitions and other investments on our behalf. The Company's relationship with our Advisor, including the fees paid by us to our Advisor or the reimbursement of expenses by us for amounts paid, or incurred by our Advisor, on our behalf is governed by an advisory management agreement that has been in place since September 20, 2005 and amended at various times thereafter. We entered into the Third Amended and Restated Advisory Management Agreement (the "Third Advisory Agreement") effective May 15, 2013 for a term of one year. When the Third Advisory Agreement expired on May 15, 2014, we renewed it on the same terms for an additional one-year term with an expiration date of May 15, 2015. We then renewed the Third Advisory Agreement for additional one-month terms on both May 8, 2015 and June 15, 2015, which extended the term of the Third Advisory Agreement to July 15, 2015. On July 8, 2015, we entered into the First Amendment to Third Amended and Restated Advisory Management Agreement (the "Amendment") with our Advisor that renewed the Third Advisory Agreement for a ten-month term with an expiration date of May 15, 2016. The Amendment amended the Third Advisory Agreement to (i) limit certain cost reimbursements to our Advisor for administrative services, to be effective January 1, 2015, and (ii) document a waiver of $200,000 of acquisition fees related to the construction of The Ablon at Frisco Square multifamily development. In all other material respects, the terms of the Third Advisory Agreement remained unchanged.

        On May 31, 2016, the Company entered into the Fourth Amended and Restated Advisory Management Agreement (the "Fourth Advisory Agreement" and, together with the Third Advisory Agreement, the "Advisory Agreement") effective as of May 15, 2016 for a term of one year. The Fourth Advisory Agreement amended and restated the Third Advisory Agreement, as amended by the Amendment, to (a) incorporate amendments made by the Amendment into the body of the agreement, (b) amend certain limitations on expense reimbursements to the Advisor, (c) amend the non-solicitation provision, and (d) extend the term of the agreement to May 15, 2017. In all other material respects, the terms of the Third Advisory Agreement remain unchanged.

        During the six months ended June 30, 2016 and the year ended December 31, 2015, our Advisor received an asset management fee of 0.575% of the aggregate asset value of acquired real estate and real estate-related assets other than Alexan Black Mountain and Royal Island. The fee is payable monthly in arrears in an amount equal to one-twelfth of 0.575% of the aggregate asset value as of the last day of the month. We incurred $2.3 million in asset management fees for each of the years ended December 31, 2015 and 2014. For the six months ended June 30, 2016, we incurred approximately $1 million of asset management fees.

        Our Advisor and its affiliates receive acquisition and advisory fees of 2.5% of the contract purchase price of each asset for the acquisition, development or construction of real property or 2.5% of the funds advanced in respect of a loan investment. For the years ended December 31, 2015 and 2014, we incurred acquisition and advisory fees of $0.3 million and $0.2 million, respectively, related to The Ablon at Frisco Square development. For the six months ended June 30, 2016, we incurred no acquisition and advisory fees. As noted above, during the year ended December 31, 2015, our Advisor waived $200,000 of acquisition fees related to the construction of The Ablon at Frisco Square.

        Under our Advisory Agreement, the debt financing fee paid to our Advisor for a Loan (as defined in our Advisory Agreement) will be 1% of the loan commitment amount. Amounts due to our Advisor for a Revised Loan (as defined in the agreement) will be 40 basis points of the loan commitment amount for the first year of any extension (provided the extension is for at least 120 days), an additional 30 basis points for the second year of an extension, and another 30 basis points for the third year of an extension in each case, prorated for any extension period less than a full year. The maximum debt financing fee for any extension of three or more years is 1% of the loan commitment amount. We did not incur any debt financing fees for the year ended December 31, 2015. We incurred $0.6 million in debt financing fees for the year ended December 31, 2014 related to the Chase Park Plaza Hotel debt that we refinanced on August 11, 2014. We did not incur any debt financing fees for the six months ended June 30, 2016.

        Subject to certain restrictions as described in the Fourth Advisory Agreement, we reimburse our Advisor or its affiliates for all expenses paid or incurred by them in connection with the services they provide to us, including direct expenses and the costs of salaries and benefits of persons employed by those entities and performing services for us, subject to the limitation that we will not reimburse for any amount by which our Advisor's operating expenses (including the asset management fee) at the end of the four fiscal quarters immediately preceding the date reimbursement is sought exceeds the greater of: (i) 2% of our average invested assets or (ii) 25% of our net income for that four quarter period other than any additions to reserves for depreciation, bad debts or other similar non-cash reserves and any gain from the sale of our assets for that period. Notwithstanding the preceding sentence, we may reimburse our Advisor for expenses in excess of this limitation if a majority of our independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. In addition, pursuant to the Advisory Agreement, our obligation to reimburse our Advisor for certain costs incurred in connection with administrative services (i) during 2015 was limited to $1.7 million, (ii) during 2016 is limited to $1.66 million and (iii) during 2017 is limited to $1.66 million prorated for the number of days during 2017 for which the Advisor provides services to us pursuant to the Advisory Agreement. We do not reimburse our Advisor for the salaries and benefits that our Advisor or its affiliates pay to our named executive officers. For the years ended December 31, 2015 and 2014, we incurred costs for administrative services of $1.4 million and $1.7 million, respectively. For the six months ended June 30, 2016, we incurred costs for administrative services of $0.6 million.

        We pay our property manager and affiliate of our Advisor, Behringer Harvard Opportunity Management Services, LLC or its affiliates (collectively, "BH Property Management"), fees for management, leasing and maintenance supervision of our properties. Such fees are equal to 4.5% of gross revenues plus leasing commissions based upon the customary leasing commission applicable to the same geographic location of the respective property. We will pay BH Property Management an oversight fee equal to 0.5% of gross revenues of the property managed if we contract directly with a non-affiliated third-party property manager in respect of the property. In no event will we pay both a property management fee and an oversight fee to BH Property Management with respect to any particular property. If we own a property through a joint venture that does not pay BH Property Management directly for its services, we will pay BH Property Management a management fee or oversight fee, as applicable, based only on our economic interest in the property. We incurred property management fees or oversight fees of approximately $0.7 million and $0.9 million during the years ended December 31, 2015 and 2014, respectively. We incurred property management fees or oversight fees of approximately $0.3 million during the six months ended June 30, 2016.

        At June 30, 2016, we had a payable to our Advisor and its affiliates of $0.5 million. At December 31, 2015 and 2014, we had a payable to our Advisor and its affiliates of $0.8 million and $1.1 million, respectively. These balances consist of accrued fees, including asset management fees, administrative service expenses, property management fees and other miscellaneous costs payable to our Advisor and BH Property Management.

        We are dependent on our Advisor and BH Property Management for certain services that are essential to us, including asset disposition decisions, property management and leasing services and other general administrative responsibilities. If these companies are unable to provide us with the respective services, we would be required to obtain such services from other sources.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        At the Annual Meeting, you and the other stockholders will vote on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. The audit committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.

        The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm's qualifications, performance and independence. Notwithstanding its appointment of Deloitte & Touche LLP, the audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Deloitte & Touche LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.

        During the year ended December 31, 2015, Deloitte & Touche LLP served as our independent registered public accounting firm and provided certain tax and other services. Deloitte & Touche LLP has served as our independent registered public accounting firm since our formation. We expect that Deloitte & Touche LLP representatives will be present at the Annual Meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Deloitte & Touche LLP representatives will be available to respond to appropriate questions posed by stockholders.

Vote Required

        Under our bylaws, a majority of the votes cast at the Annual Meeting at which a quorum is present is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016. Abstentions and broker non-votes will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal.

        The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2016.

        Whether or not you plan to attend the Annual Meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (1) via the Internet, (2) by telephone or (3) by mail, using the enclosed proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 ADDITIONAL INFORMATION

Householding

        With the consent of affected stockholders, the SEC permits us to send a single copy of our Annual Report and this proxy statement to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. The procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing costs. Only one copy of this proxy statement and the 2015 Annual Report will be sent to certain stockholders who share a single address, unless any stockholder residing at that address has given contrary instructions.

        We will promptly deliver, upon written or oral request, a separate copy of this proxy statement and our 2015 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. If any stockholder residing at such an address desires at this time to receive a separate copy of this proxy statement and the 2015 Annual Report or if any such stockholder wishes to receive a separate proxy statement and annual report in the future, the stockholder should contact the Shareholder Services Department by phone at (866) 655-3650, or by mail at Behringer Harvard Opportunity REIT I, Inc., Attn: Shareholder Services, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001. Likewise, if any stockholders residing at one household currently receive multiple copies of these documents and would like to receive one set in the future, please contact us.

Stockholder Proposals

        We anticipate that our 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") will take place on its traditional date, during the beginning of October. Because the date of the 2017 Annual Meeting will be more than 30 days earlier than January 23, 2018 (the anniversary date of the 2016 Annual Meeting), in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act, we are notifying you of the deadline for receipt of any stockholder proposals submitted pursuant to Rule 14a-8 to be eligible for inclusion in our proxy materials relating to the 2017 Annual Meeting. In order to be timely and to be eligible for inclusion in our proxy materials relating to the 2017 Annual Meeting, director nominations and other stockholder proposals must be received our Secretary at our principal offices by the close of business on March 16, 2017, the date we have determined to be reasonable. However, if we hold the 2017 Annual Meeting before September 2, 2017 or after November 1, 2017, stockholders must submit proposals for inclusion in our 2017 proxy statement within a reasonable time before we begin to print our proxy materials. Such proposals must also comply with our bylaws and the rules of the SEC regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

        In addition, nominations by stockholders of candidates for director or proposals of other business by stockholders not intended to be included in our proxy materials must be submitted in accordance with our bylaws. Our bylaws currently provide that, in order for a stockholder to bring any business or nominations before an annual meeting of stockholders, certain conditions set forth in Section 2.13 of our bylaws must be complied with, including, but not limited to, delivery of timely notice. The date of mailing the notice for the 2017 Annual Meeting will be more than 30 days from the first anniversary of the date of mailing the notice for the January 23, 2017 annual meeting. Accordingly, under our bylaws, a stockholder nomination or proposal intended to be considered at the 2017 Annual Meeting must be received by us no earlier than March 16, 2017 and not later than April 17, 2017 or the 10th day following the day on which disclosure of the date of the mailing of the notice for the 2017 Annual Meeting is first made. Our Secretary will provide a copy of our bylaws upon written request and without charge.

Stockholder Communications

        We have adopted a process for stockholders to send communications to our board. A description of the manner in which stockholders can send such communications appears above under "Communication with Directors."

 WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov.

        This proxy statement incorporates by reference the documents listed below that we have previously filed with the SEC. They contain important information about the Company and our financial condition. The following documents, which were filed by the Company with the SEC, are incorporated by reference into this proxy statement:

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed on March 18, 2016;

  •
  Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed on May 11, 2016;

  •
  Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed on August 10, 2016;

  •
  Amendment to Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed on August 11, 2016; and

  •
  Current Reports on Form 8-K filed on January 15, 2016 and May 31, 2016.

        We also incorporate by reference the Plan of Liquidation attached to this proxy statement as Appendix A and the opinion of value of Capright, the financial advisor to the special committee, attached to this proxy statement as Appendix B.

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by writing or telephoning us at the following address: 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, telephone (866) 655-3650, or from the SEC through the SEC's website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 1, 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

 OTHER MATTERS

        We are not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of 2016 Annual Meeting of Stockholders and referred to in this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS,

Terri Warren Reynolds Senior Vice President—Legal, General Counsel, and Secretary

APPENDIX A

PLAN OF LIQUIDATION

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION

        1.    Approval and Effectiveness of Plan.    This Plan of Complete Liquidation and Dissolution (the "Plan") of Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (the "Company"), the sale of all or substantially all of the assets of the Company and the dissolution of the Company has been determined by the Board of Directors of the Company (the "Board") to be fair to the Company's stockholders (the "Stockholders"), advisable and in the best interests of the Company and have been approved by the Board. The Board has directed that the Plan, and the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, be submitted to the Stockholders for approval. The Plan shall become effective upon approval of the Plan, and the sale of all or substantially all of the assets of the Company and the dissolution of the Company pursuant thereto, by the Stockholders. The date of the Stockholders' approval is referred to as the "Effective Date."

        2.    Voluntary Liquidation and Dissolution.    On and after the Effective Date, the Company shall voluntarily liquidate and dissolve in accordance with Section 331 of the Internal Revenue Code of 1986, as amended, and the Maryland General Corporation Law (the "MGCL"). Pursuant to the Plan, the Company shall, acting for itself or through its wholly owned subsidiary, BHO, Inc. ("BHO"), as the general partner of Behringer Harvard Opportunity OP I, LP, a Delaware limited partnership (the "Operating Partnership"), sell, convey, transfer and deliver or otherwise dispose of all of the assets of the Company and cause the Operating Partnership to sell, convey transfer and deliver or otherwise dispose of all of the assets of the Operating Partnership in one or more transactions, without further approval of the Stockholders. Within thirty (30) days after the Effective Date, the officers of the Company shall file a return on Form 966 with the Director of Internal Revenue for and on behalf of the Company.

        3.    Sales of Assets.

  (a)
  The Company, acting for itself or through its wholly owned subsidiary, BHO, as the general partner of the Operating Partnership, as appropriate, is authorized to sell or to cause the Operating Partnership and the subsidiaries of the Operating Partnership to sell, upon such terms as may be deemed advisable, any or all of their assets for cash, notes or such other assets as may be conveniently liquidated or distributed to the Stockholders.

  (b)
  The Company, the Operating Partnership and the Operating Partnership's subsidiaries shall not authorize or transfer assets pursuant to any sale agreement between the Company, the Operating Partnership or the Operating Partnership's subsidiaries, on the one hand, and an affiliate of the Company, the Operating Partnership or the Operating Partnership's subsidiaries, on the other hand, unless a majority of directors, including a majority of independent directors, not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company, the Operating Partnership or the Operating Partnership's subsidiaries, as the case may be.

        4.    Payment of Creditors; Distributions to Stockholders.    Subject to Section 8 below, the proper officers of the Company are authorized and directed to proceed promptly to: (a) collect its assets; (b) dispose of such assets as are not to be distributed in kind to the Stockholders; (c) pay or create a reserve fund for the payment of or otherwise adequately provide for the payment of all of the liabilities and obligations of the Company, the Operating Partnership and the Operating Partnership's subsidiaries; (d) pay all expenses incidental to the Plan, including all counsel fees, accountants' fees, advisory fees and such other fees and taxes as are necessary to effectuate the Plan; (e) cause the Operating Partnership to distribute its remaining assets, either in cash or in kind, to the limited and general partners of the Operating Partnership, in one or more distributions, in accordance with the terms and provisions of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership; (f) distribute all the remaining assets of the Company, either in cash or in kind, to the Stockholders in one or more distributions, in accordance with the terms and provisions of the charter of the Company; and (g) do every other act necessary or advisable to wind up the affairs of the Company, the Operating Partnership and its subsidiaries and to dissolve the Company, the Operating Partnership and its subsidiaries. Upon the sale or other disposition of the assets of the Company and the payment of, or provision for, all of the liabilities and obligations of the Company, the Company shall be deemed to have liquidated.

        5.    Reserve Fund.    The Company, acting for itself or through its wholly owned subsidiary, BHO, as the general partner of the Operating Partnership, as appropriate, is authorized, but not required, to establish, or to cause the Operating Partnership to establish, one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. Creation of a reserve fund may be accomplished by a recording in the Company's accounting ledgers of any accounting or bookkeeping entry which indicates the allocation of funds so set aside for payment. The Company is also authorized, but not required, to create a reserve fund by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in such an escrowed reserve fund at the end of its term shall be returned to the Company, the liquidating trust referred to below or such other successor-in-interest to the Company as may then exist or, if no such entity is then in existence, shall be delivered to the abandoned property unit of the Maryland State Comptroller's office. The Company may also create a reserve fund by any other reasonable means.

        6.    Insurance Policies.    The Company is authorized, but not required, to procure for itself and/or as general partner to procure for the Operating Partnership, as appropriate, one or more insurance policies, in a reasonable amount and as may be deemed advisable, to cover unknown or unpaid liabilities and liquidating expenses and unascertained or contingent liabilities and expenses.

        7.    Articles of Dissolution.    Upon the sale or the assignment and conveyance of the assets of the Company in complete liquidation of the Company as contemplated by Sections 3 and 4 above, and the taking of all actions required under the laws of the State of Maryland in connection with the liquidation and dissolution of the Company, the proper officers of the Company are authorized and directed to file articles of dissolution with the State Department of Assessments and Taxation of Maryland (the "Department") pursuant to Section 3-407 of the MGCL and to take all other appropriate and necessary action to dissolve the Company under Maryland law. Prior to filing articles of dissolution, the Company shall give notice to its known creditors and employees as required by Section 3-404 of MGCL (alternatively, the Board may determine that the Company has no employees or known creditors) and satisfy all other prerequisites to such filing under Maryland law. Upon the Department's acceptance of the articles of dissolution for record, as provided by Section 3-408(a) of the MGCL, the Company shall be dissolved.

        8.    Effect and Timing of Distributions.    Upon the complete distribution of all assets of the Company (the "Final Distribution") to the holders of outstanding shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock") and the dissolution of the Company as contemplated by Section 7 above, all such shares of Common Stock shall be canceled and no longer deemed outstanding and all rights of the holders thereof as Stockholders shall cease and terminate. The Company shall use commercially reasonable efforts to cause the liquidation and dissolution of the Company to occur and to make the Final Distribution to holders of outstanding shares of Common Stock no later than the second anniversary of the Effective Date.

        9.    Final Distribution as Distribution in Kind of Liquidating Trust Beneficial Interests.    In the event that the Board deems it necessary or advisable in order to preserve the Company's status as a REIT or otherwise avoid the payment of income tax, the Board deems it necessary or advisable in order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the Securities and Exchange Commission (the "Commission") or the Board determines it is otherwise advantageous or appropriate to do so, the Board may cause the Company to make the Final Distribution as a distribution in kind of beneficial interests in a trust (the "Liquidating Trust"), at such time as the Board deems appropriate in its sole discretion (provided only that any remaining outstanding units of limited partnership interest in the Operating Partnership have been completely redeemed prior to the transfer and assignment mentioned below), substantially as follows:

  (a)
  The Board may create the Liquidating Trust under Maryland statutory or common law and may transfer and assign, and may, through its wholly owned subsidiary, BHO, as the general partner of the Operating Partnership, cause the Operating Partnership to transfer and assign, to the Liquidating Trust all of the assets of the Company, the Operating Partnership and the Operating Partnership's subsidiaries of every sort whatsoever, including their unsold properties, assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, known or unknown, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Board, the Company, the Operating Partnership and the Operating Partnership's subsidiaries shall have no interest of any character in and to any such assets and all of such assets shall thereafter by held by the Liquidating Trust.

  (b)
  Simultaneously with such transfer and assignment, shares of beneficial interest in the Liquidating Trust shall be deemed to be distributed to each holder of shares of Common Stock, all of whom shall automatically and without any need for notice or presentment be deemed to hold corresponding shares of beneficial interest in the Liquidating Trust. Such distribution of shares of beneficial interest in the Liquidating Trust shall constitute the Final Distribution of all of the assets of the Company to the Stockholders under Section 8 above.

  (c)
  The initial trustees of the Liquidating Trust shall be designated by the Board.

  (d)
  The declaration of trust or other instrument governing the Liquidating Trust (the "Declaration of Trust") shall provide, among other things, that, immediately following such transfer, assignment and distribution, each share of beneficial interest in the Liquidating Trust shall have a claim upon the assets of the Liquidating Trust that is the substantial economic equivalent of the claims each share of Common Stock had upon the combined assets of the Company and the Operating Partnership immediately prior to the transfer, assignment and distribution. The Declaration of Trust shall further provide that the Liquidating Trust's activities shall be limited to conserving, protecting and selling the assets transferred to it and distributing the proceeds therefrom, including holding such assets for the benefit of the holders of beneficial interests in the Liquidating Trust, temporarily investing such proceeds and collecting income therefrom, providing for the debts, liabilities and expenses of the Company and the Operating Partnership, making liquidating distributions to the holders of shares of beneficial interest in the Liquidating Trust and taking other actions as may be deemed necessary or appropriate by the trustees to conserve and protect the assets of the Liquidating Trust and provide for the orderly liquidation thereof.

  (e)
  Approval of the Plan shall constitute the approval by the Stockholders of the transfer and assignment to the Liquidating Trust, the form and substance of the Declaration of Trust as approved by the Board and the appointment of trustees selected by the Board.

        10.    Termination of Exchange Act Registration.    Immediately prior to any transfer to the Liquidating Trust, or at such other time as the Board considers appropriate, the Board and the proper officers of the Company are authorized to cause the Company to file a Form 15 (or take other appropriate action) to terminate the registration of the Common Stock under the Securities Exchange Act of 1934, as amended.

        11.    Interpretation; General Authority.    The Board, the trustees of the Liquidating Trust and the proper officers of the Company are hereby authorized to interpret the provisions of the Plan and are hereby authorized and directed to take such actions, to give such notices to creditors, stockholders and governmental entities, to make such filings with governmental entities and to execute such agreements, conveyances, assignments, transfers, certificates and other documents, as may, in their judgment, be necessary or advisable in order to wind up expeditiously the affairs of the Company and complete the liquidation and dissolution thereof, including, without limitation: (a) the execution of any contracts, deeds, assignments or other instruments necessary or appropriate to sell or otherwise dispose of any or all property of the Company, the Operating Partnership, the Operating Partnership's subsidiaries or the Liquidating Trust, whether real or personal, tangible or intangible; (b) the appointment of other persons to carry out any aspect of the Plan; and (c) the temporary investment of funds in such medium as the Board or the trustees of the Liquidating Trust may deem appropriate.

        12.    Director Compensation.    The independent members of the Board shall continue to receive compensation until the Final Distribution, provided that they remain members of the Board.

        13.    Indemnification.    The Company and/or the Board shall reserve sufficient assets and/or obtain or maintain such insurance (including, without limitation, directors and officers insurance) as shall be necessary or advisable to provide the continued indemnification of the directors, officers and agents of the Company and such other parties whom the Company has agreed to indemnify, to the maximum extent provided by the charter and bylaws of the Company, any existing indemnification agreement to which the Company is a party and applicable law. At the discretion of the Board, such insurance may include coverage for the periods after the dissolution of the Company, including periods after the termination of any Liquidating Trust, and may include coverage for trustees, officers, employees and agents of such Liquidating Trust.

        14.    Governing Law.    The validity, interpretation and performance of the Plan shall be controlled by and construed under the laws of the State of Maryland.

        15.    Abandonment of Plan of Liquidation; Amendment.    The Board may terminate the Plan for any reason. Notwithstanding approval of the Plan by the Stockholders, the Board or the trustees of the Liquidating Trust may modify or amend the Plan without action by or approval of the Stockholders to the extent permitted under then current law.

APPENDIX B

OPINION OF VALUE OF CAPRIGHT

OPINION OF VALUE

PREPARED BY

CAPRIGHT PROPERTY ADVISORS, LLC

CONFIDENTIAL

        You have requested the opinion of Capright Property Advisors, LLC ("Capright", "we" or "us") as to the estimated range of values per share to be received by the holders of common stock (the "Stockholders") of Behringer Harvard Opportunity REIT I, Inc. ("OP REIT I" or the "Company") in relation to the proposed plan of liquidation and dissolution (the "Plan") of the Company. We have been advised by the Company that the Plan calls for the sale of each of its real estate assets identified more specifically on Exhibit 1 (the "Properties") or its ownership interests in each of the Properties. Following the sale or sales of the Properties, the Company intends to make one or more distributions of the proceeds from the sale of assets to the Stockholders in accordance with the Plan.

        In connection with our review of the Plan and the preparation of our opinion herein, we have, among other things:

  1.
  reviewed the Plan;

  2.
  reviewed a draft of the preliminary proxy statement to be provided to the Company's Stockholders (the "Proxy Statement") related to the Plan, which draft the Company has indicated to be in substantially the form intended to be filed with the Securities and Exchange Commission (the "SEC") and distributed to Stockholders subject to any necessary modifications as a result of any comment letter issued by the SEC;

  3.
  reviewed the Company's historical financials, including income statements, balance sheets, debt information and property-specific equity contribution and distribution schedules as of July 31, 2016 (the "Historical Financials");

  4.
  reviewed the Company's projected financials including income statements (the "Projected Financials");

  5.
  reviewed underwriting development budgets and construction budgets prepared by the development partner in conjunction with the Company (the "Budgets");

  6.
  reviewed property-specific joint venture agreements;

  7.
  reviewed Company Management's (the "Advisor") portfolio composition and sale timing guidance;

  8.
  completed MAI appraisals of Frisco Square, Ablon at Frisco Square, Chase Park Plaza, The Lodge and Spa at Cordillera, and Northpoint Central;

  9.
  reviewed valuation of the assets that comprise the Central Europe Portfolio performed by bank appraisers for the European lenders;

  10.
  reviewed other financial and operating information requested from and/or provided by the Advisor, including operating cash flows, cash flow projections from the Company, cash flow projections based on the MAI appraisals, corporate-level costs such as general and administrative expenses and asset management fees, and estimates of transactions costs (the "Additional Financial Information");

  11.
  reviewed the financial terms of recent transactions involving comparable properties in geographic locations and for uses comparable to the Properties;

  12.
  consulted with relevant market participants; and

  13.
  performed such other analyses, and considered such other factors, as we considered appropriate.

        Capright relied on the following sources in determining the major assumptions involved in its analysis:

  1.
  the MAI Appraisals;

  2.
  information and guidance provided by the Advisor;

  3.
  publications, subscription services and other resources to measure current market conditions (i.e. supply and demand factors, growth patterns) for each asset; and

  4.
  proprietary comparable transaction database maintained by Capright.

        With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by the Company or any other party, and we have no duty or responsibility to independently verify any of such information. We have not made, obtained, or sought an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company, other than the MAI Appraisals. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that such forecasts and other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company. We express no view as to any such forecasts, estimates or other information or data or the bases and assumptions on which they were prepared. We have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We have assumed, with your permission, that the final form of the Proxy Statement will be substantially similar to the draft reviewed by us, and that the Plan will be consummated in accordance with the terms of the Plan without waiver of any conditions thereof.

        Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of August 31, 2016. Balance sheet adjustments were based on financials as of July 31, 2016 and, for the purposes, of this analysis, we have assumed that any material change in such circumstances and conditions would require a reevaluation of our opinion, which we are under no obligation to undertake.

        We express no opinion as to the underlying business decision of the Company to effect the transactions contemplated by the Plan, the structure or tax consequences of the Plan, or the availability or advisability of any alternatives to the Plan. We did not structure the Plan. This letter does not express any opinion as to the likely valuation of the Company following the announcement or consummation of the Plan or the future value of the Properties. Our opinion is limited to the estimated range of values per share in relation to the Plan. We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Company and its Stockholders to approve or consummate the Plan. We also express no opinion with respect to the fairness of the amount or nature of any compensation, if any, to any of the Company's directors, officers, principals, partners, stockholders or employees, or any class of such persons relative to others. In formulating our opinion, we have considered only what we understand to be the Plan as set forth in the Proxy Statement, and we have not considered, and this opinion does not address, any other payments, if any, that may be made to the Company or its employees or other stakeholders in connection with the Plan.

        In conducting our investigation and analyses and in arriving at our opinion expressed herein, we have taken into account such accepted procedures and considerations as we have deemed relevant, including (1) the review of (i) the Plan; (ii) the Proxy Statement; (iii) the Historical Financials; (iv) the Projected Financials; (v) the Budgets; (vi) the property-specific joint venture / development agreements; (vii) the Advisor's portfolio composition and sale timing guidance; (viii) the MAI Appraisals; (ix) the Additional Financial Information; (x) the financial terms of recent transactions involving comparable properties in geographies and for uses comparable to the Properties; (2) consultation with market participants; and (3) consideration of such other analyses and factors as we considered appropriate.

        In arriving at this opinion, Capright did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor as described in more detail in the Proxy Statement under the heading "Opinion of Value of Capright—Valuation Methodology." Accordingly, Capright believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion. The delivery of this opinion was approved by all Capright Principals.

        Capright is actively engaged in the business of valuation of commercial properties and related securities in connection with public offerings, private placements, business combinations and similar transactions. Capright has been engaged by the Company to deliver this opinion and will receive a fee upon the delivery of this opinion. In addition, the Company has agreed to indemnify Capright against certain liabilities arising out of this engagement and reimburse Capright for certain expenses. In the two years prior to the date hereof, the Company has engaged Capright to provide an estimated share value analyses of the Company as of September 30, 2014. The Company also engaged Capright to provide an appraisal of Frisco Square as of February 1, 2016. Capright is solely in the business of providing third-party valuation and consulting services and does not otherwise engage in brokerage or any contingency based transactional services. Considerate of such, we believe that there are no material conflicts of interest with respect to the Company's engagement of Capright.

        It is understood that this letter is for the information of the Company and its Stockholders in evaluating the Plan and does not constitute a recommendation to any Stockholder of the Company regarding how or whether said Stockholder should approve the Plan, nor is this letter intended to confer rights or remedies upon the Stockholders of the Company. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Capright to any such party. This opinion is not to be used, reproduced, disseminated, quoted or referred to at any time, in any manner, or for any purpose by the Company, nor shall any public references to Capright be made by the Company (or its Stockholders, management, directors or attorneys) without our prior written consent.

        Based upon and subject to the foregoing, it is our opinion that as of August 31, 2016, the estimated range of values per share to be received by the Company's Stockholders in relation to the Plan is $1.75 to $2.01, based on a share count of 56,500,472, shares issued and outstanding as of August 31, 2016.

Very truly yours,

CAPRIGHT PROPERTY ADVISORS, LLC

/s/ Capright Property Advisors, LLC

Exhibit 1

The Properties

Frisco Square	Mixed-use development including 25.3580 acres of development land, a 114-unit apartment complex, 172,051 square feet of office/retail space, and a 41,464-square foot movie theater located in Frisco, Texas
Ablon Land	A 3.4183-acre parcel of land adjacent to the Frisco Square project that has been developed with a 275-unit multi-family apartment complex with a joint venture partner located in Frisco, Texas
Chase Park Plaza	A luxury full-service hotel with 338 guest rooms, 51 executive apartments, and 15,775 square feet of retail space located in St. Louis, Missouri
The Lodge & Spat at Cordillera	56-room resort, excess land, and one residential condominium unit in Edwards, Colorado
Central Europe Portfolio	A minority interest in 18 convenience retail and logistics properties in The Czech Republic (11) and Poland (7)
Royal Island	Private island planned for development of a luxury resort in the Bahamas
Northpoint Central	Nine-story office tower containing 180,006 square feet located in Houston, Texas

APPENDIX C-1

ARTICLES OF AMENDMENT

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STATE OF MARYLAND

ARTICLES OF AMENDMENT
OF
BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

        FIRST:    Pursuant to Section 2-605 of the Maryland General Corporation Law (the "MGCL"), Behringer Harvard Opportunity REIT I, Inc. (the "Company") desires to amend its charter as currently in effect and as hereinafter amended.

        SECOND:    Article IV of the Second Articles of Amendment and Restatement of the Company shall be amended to delete the definition of "ROLL-UP TRANSACTION" and replace it with the following:

        "ROLL-UP TRANSACTION" means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders of the Company. Such term does not include:

            (i)  a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange or traded through Nasdaq;

           (ii)  a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation; or

          (iii)  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

            (a)   Stockholders' voting rights;

            (b)   the term of existence of the Company;

            (c)   Sponsor or Advisor compensation; or

            (d)   the Company's investment objectives.

        THIRD:    Section 11.1 of the Second Articles of Amendment and Restatement of the Company is hereby deleted in its entirety and replaced with the following:

        SECTION 11.1 MEETINGS OF STOCKHOLDERS.    There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor

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Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

        FOURTH:    Section 11.6 of the Second Articles of Amendment and Restatement of the Company is hereby deleted in its entirety and replaced with the following:

        SECTION 11.6 [Reserved.]

        FIFTH:    The amendment to the Second Articles of Amendment and Restatement of the Company as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

        SIXTH:    The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

        IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this     day of                  , 20    .

ATTEST:			BEHRINGER HARVARD OPPORTUNITY REIT I, INC.
		By:			(SEAL)
Name:	Terri Warren Reynolds		Name:	Thomas P. Kennedy
Title:	Senior Vice President—Legal, General Counsel, and Secretary		Title:	President

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APPENDIX C-2

MARKED CHANGES TO CHARTER

I.    ARTICLE IV

        "ROLL-UP TRANSACTION" means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the Stockholders of the Company. Such term does not include:

            (i)  a transaction involving securities of the Company that have been for at least twelve (12) months listed on a national securities exchange or traded through Nasdaq; ~~or~~

           (ii)  a transaction involving the issuance of interests in a liquidating trust pursuant to a plan of liquidation; or

          (iii)  a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:

             (a)  Stockholders' voting rights;

             (b)  the term of existence of the Company;

             (c)  Sponsor or Advisor compensation; or

             (d)  the Company's investment objectives.

II.    ARTICLE XI

        SECTION 11.1    MEETINGS OF STOCKHOLDERS.    There shall be an annual meeting of the Stockholders, to be held at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held on a date that is a reasonable period of time following the distribution of the Company's annual report to Stockholders but not less than thirty (30) days after delivery of such report. A majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. ~~A quorum shall be fifty percent (50%) of the then outstanding Shares.~~ Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the president or by a majority of the Directors or a majority of the Independent Directors, and shall be called by an officer of the Company upon written request of Stockholders holding in the aggregate not less than ten percent (10%) of the outstanding Shares entitled to be voted on any issue proposed to be considered at any such special meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.

        SECTION 11.6    ~~REPORTS.    The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting~~

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~~principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~ [Reserved.]

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APPENDIX D

2016 FORM OF PROXY

D-1

VIEW MATERIALS & VOTE w SCAN TO BEHRINGER HARVARD OPPORTUNITY REIT I, INC. C/O DST SYSTEMS, INC. P.O. BOX 219015 KANSAS CITY, MO 64121 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by Internet you do not have to return your proxy card. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. If you vote by phone you do not have to return your proxy card. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E13787-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BEHRINGER HARVARD OPPORTUNITY REIT I, INC. The Board of Directors recommends a vote FOR all nominees listed in Proposal 4. For Withhold AllAll For All Except ! To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! 4. Election of Directors Nominees: 01) Bufkin 02) Cohen 03) Gage 04) Kaplan The Board of Directors recommends a vote FOR Proposals 1, 2a., 2b., 2c., 3 and 5 as described in the proxy statement. 1.The approval of the plan of liquidation and dissolution of Behringer Harvard Opportunity REIT I, Inc. (the “Company”), including the sale of all of the Company’s assets and dissolution of the Company contemplated thereby (the "Plan of Liquidation Proposal"). For Against Abstain For Against Abstain ! ! ! ! ! ! 3. Approval of the adjournment of the Annual Meeting (even if a quorum is present) to solicit additional votes to approve the Plan of Liquidation Proposal or any of the Charter Amendment Proposals if there are not sufficient votes in favor of any of the proposals. 2.The approval of three proposals to amend the Company’s charter: 2a. An amendment to exclude the distribution of interests in a liquidating trust from the definition of a "roll-up transaction" (the "Roll-up Definition Proposal"). ! ! ! ! ! ! 5. The ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2016. 2b. An amendment to eliminate the requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year (the "Reporting Proposal"); and ! ! ! ! For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting. 2c. An amendment to remove the quorum requirement (the "Quorum Proposal" and, together with the Roll-up Definition Proposal and the Reporting Proposal, the "Charter Amendment Proposals"). ! Yes ! No ! ! ! Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS BEHRINGER HARVARD OPPORTUNITY REIT I, INC. Monday, January 23, 2017 9:00 a.m. (CT) At Conference Center 14675 Dallas Parkway, 7th Floor Addison, Texas 75001 Your Vote is Important! IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS: The Proxy Statement and 2015 Annual Report to Stockholders are available at: www.proxyvote.com FOLD HERE BEFORE INSERTING INTO RETURN ENVELOPE E13788-TBD Behringer Harvard Opportunity REIT I, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder hereby appoints Thomas P. Kennedy, Lisa Ross, and Terri Warren Reynolds, and each of them, as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of BEHRINGER HARVARD OPPORTUNITY REIT I, INC. to be held on January 23, 2017, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2a., 2b., 2c., 3, and 5 and "FOR" all nominees listed in Proposal 4. The proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn the annual meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the January 23, 2017 meeting date. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1 Address Changes/Comments: